Annual Report July 31, 2001

Logo: NUVEEN Investments

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



ARIZONA
NAZ
NFZ

MICHIGAN
NUM
NMP

OHIO
NUO
NXI

TEXAS
NTX

Photo: 2 men talking
Photo: Woman and young girl talking.

Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

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

Photo: Timothy R. Schwertfeger
Chairman of the Board

SIDEBAR TEXT: "Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."


Dear
   Shareholder

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,


/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 10, 2001



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen Arizona, Michigan, Ohio and Texas Closed-End Exchange-Traded Funds (NAZ, NFZ, NUM, NMP, NUO, NXI, NTX)


Portfolio Managers'
               Comments

Portfolio managers Mike Davern and Rick Huber examine national and state economic conditions, key investment strategies, and the performance of the Nuveen Municipal Closed-End Exchange-Traded Funds for Arizona, Michigan, Ohio, and Texas. With nine years of investment management experience, Mike has managed NAZ, NUM, NMP, and NTX since 1998; he added the Nuveen Arizona Dividend Advantage Fund (NFZ) upon its inception in January 2001. Rick, who has 16 years of investment experience, assumed portfolio management responsibility for NUO in March 2001. At that time, he also added the new Nuveen Dividend Advantage Fund for Ohio (NXI).


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major factors affecting the economy and the municipal market over the twelve months ended July 31, 2001, were the Federal Reserve's shift in interest rate policy from tightening to easing short-term interest rates and the general slowdown in economic growth. In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first seven months of the year, the Fed announced six rate reductions totaling 275 basis points, bringing the target federal funds rate by the end of the reporting period to 3.75%, its lowest point since 1994. (Following the end of the period covered in this report, the Fed reduced the target rate by another 25 basis points on August 21, lowering the rate to 3.50%.) The consensus among market observers is that the Fed is prepared to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, these conditions, combined with tight municipal supply during 2000, helped many bonds perform well. As 2001 got underway, the Fed's cuts created a more favorable rate environment for both new municipal issuance and refundings, which totaled $154.2 billion nationwide during the first seven months of the year, an increase of 39% over January-July 2000.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, income, and an alternative to a volatile stock market. During July 2001, the Investment Company Institute reported that net new inflows to municipal bond funds outpaced inflows to both equity and money market funds, reaching some of their highest levels since 1997. Institutional demand has also strengthened this year. In general, improving supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago, while municipal yields were correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of July 31, 2001, long-term municipal yields were almost 98% of 30-year Treasury yields, compared with 101% in July 2000.


MIKE, HOW WAS THE MARKET ENVIRONMENT IN ARIZONA, MICHIGAN, AND TEXAS?
First of all, on a percentage basis, the increase in municipal issuance in each of these three states exceeded the national average for the first seven months of the year. During this period, Arizona issued $2.64 billion in new bonds, up 70% over the first seven months of 2000, compared with an increase of 39% in the broad municipal market. Municipal issuance in Michigan totaled $4.93 billion, for an increase of 104%, while Texas, the second largest issuer in the nation, saw $13.58 billion in new issuance, up 80% over the same period in 2000. Even with these increases, municipal supply failed to keep pace with the strong demand for bonds issued in these three states. This, in turn, helped to support and drive municipal prices higher, a trend we expect to continue.

In Arizona, despite slowing job growth in a number of sectors, the state economy grew at the third fastest rate in the nation, behind Nevada and Colorado. This trend is expected to persist, as Arizona's low business costs continue to attract service firms, especially financial companies, and retail distribution centers. The state also expects to see continued growth in the technology sector, although at a more moderate rate. Planned expansion by several high-tech firms should add thousands of jobs to the already healthy economy of metropolitan Phoenix. As of July 2001, Arizona's unemployment rate was 4.7%, ahead of the current national average of 4.5% and up from 4.3% in July 2000. Even with the current pace of economic growth, per capita income levels in the state slightly lagged the national average, due in part to Arizona's large retiree population. However, the continued in-migration of these retirees, as well as younger residents, helped to provide support for the state's real estate market.

With its heavy reliance on manufacturing, especially automaking, the Michigan economy has been harder hit by the current economic slowdown. Weakness in the manufacturing sector nationwide and improved efficiency in the auto production process both have led to numerous job cuts in recent months. After record lows during the past two years, unemployment in Michigan spiked to 5.1% as of July 2001, above the current national average of 4.5%. Michigan's business costs were also higher than the national average, making the state less competitive in attracting new companies. However, the state has implemented aggressive economic development initiatives and plans to gradually phase out its single business tax. Michigan has also offset some job losses by continuing to diversify the state's manufacturing sector and bringing in more auto research and development firms. While the construction and service sectors are projected to lead the state's near-term employment growth, manufacturing is expected to remain the anchor of the Michigan economy. The state's strong budget performance over the past few years, combined with a low debt burden, led Moody's and Standard & Poor's to upgrade Michigan's credit rating to Aaa and AAA, respectively, last fall.

Weakness in the manufacturing and technology sectors also slowed job growth in Texas, but the state economy, which has become more diverse over the past decade, continued to show strong growth and is expected to outperform the national economy through the near term. The service sector currently accounts for 28% of the state's employment, while construction, fueled by strong housing starts, is the fastest growing sector of the Texas economy. Unemployment in the state rose over the past year to 5.4% in July 2001, up from 5.1% 12 months ago. Texas residents continued to cope with the financial aftermath of Hurricane Allison, which caused an estimated $2 billion of damage in June, primarily in the Houston, Beaumont, and Galveston areas. Another subject of concern is the effect of the manufacturing slowdown on Mexico, since international trade is expected to remain a vital aspect of the Texas economy, driving the state's growth going forward.


RICK, WHAT ABOUT THE OHIO MARKET?
Municipal issuance was up in the Ohio market also, with the state's $5.67 billion of new supply during January-July 2001 representing an 85% increase over the same period in 2000. Faced with one of the highest marginal income tax rates in the nation, Ohio residents remained avid buyers of in-state paper. From an economic perspective, Ohio, like Michigan, continued to rely heavily on the manufacturing sector, including auto production. Again, as with its neighbor, slowdowns in this sector may place constraints on the state's economic growth over the near term. The effect of planned cutbacks in auto manufacturing would be especially pronounced in urban areas such as Cleveland, Columbus, Toledo, Dayton, and Youngstown. As of July 2001, Ohio's unemployment was 4.5%, up from 4.3% in July 2000 but on par with the current national average. While the Columbus and Cincinnati area have strong, diverse economies, the state economy as a whole is projected to continue to lag national growth due to slowing construction activity and labor shortages. Debate over school district funding remains a hotly debated issue in the state, as the Ohio Supreme Court considers the constitutionality of the state's funding formulas. The impact of these proceedings on the state's recently passed $45 billion budget, including a $1.4 billion increase in primary/secondary school spending, is still to be determined.


HOW DID THE NUVEEN FUNDS FOR THESE STATES PERFORM OVER THE PAST TWELVE MONTHS? For the year ended July 31, 2001, the five older Nuveen Closed-End Exchange-Traded Funds covered in this report - NAZ, NUM, NMP, NUO, and NTX - produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the

Lehman Brothers Municipal Bond Index1 and the appropriate Lipper Peer Groups2 are also presented.

                          MARKET      TOTAL RETURN         LEHMAN   LIPPER
                           YIELD            ON NAV  TOTAL RETURN1 AVERAGE2
--------------------------------------------------------------------------
                                            1 YEAR         1 YEAR   1 YEAR
                               TAXABLE-      ENDED          ENDED    ENDED
                  7/31/01   EQUIVALENT3    7/31/01        7/31/01  7/31/01
--------------------------------------------------------------------------
NAZ                 5.22%         7.91%      9.74%         10.08%   12.78%
--------------------------------------------------------------------------
NFZ                 5.37%         8.14%         NA             -         -
--------------------------------------------------------------------------
NUM                 5.72%         8.60%     11.90%         10.08%   15.42%
--------------------------------------------------------------------------
NMP                 5.51%         8.29%     13.61%         10.08%   15.42%
--------------------------------------------------------------------------
NUO                 5.36%         8.31%      9.85%         10.08%   12.78%
--------------------------------------------------------------------------
NXI                 5.63%         8.73%         NA             -         -
--------------------------------------------------------------------------
NTX                 5.91%         8.50%     12.74%         10.08%   12.78%
--------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Over the past twelve months, the combination of tight municipal supply in 2000, an end to the Fed's interest rate increases, and generally favorable market technicals created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table.

Between July 31, 2000, and July 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.85% to 5.40%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of July 31, 2001, the durations of NAZ, NUM, NMP, and NTX ranged from
8.35 to 9.77, compared with 7.53 for the unleveraged Lehman Brothers Municipal Bond Index, while NUO's duration was 6.61. The relative performance of these five Funds was also influenced by differences in structure, including the percentage of their portfolios that is callable in the near term, as well as individual holdings. For example, the Funds' holdings of high-coupon bonds have helped them continue to provide attractive market yields, but, as these bonds approach their call dates, their short durations have affected the performance of the Funds' total returns on NAV. The two new Funds - NFZ and NXI - had durations of 13.83 and 12.91, respectively, which we believe is typical of newly established Funds. Over time, we plan to bring the durations of these two Funds more in line with other Nuveen Funds.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?
All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R), shareholders. For example, declining short-term rates can enable the Funds to adjust the amount of income they pay to preferred shareholders, which can produce benefits for common shareholders.

During the year ended July 31, 2001, steady or falling short-term interest rates, combined with good portfolio structure, helped to support the income streams of NAZ and NUM. In addition, the lower short-term rates that resulted from the Fed easing during the first seven months of 2001 enabled us to increase the dividends of NAZ in both March and June 2001 and NTX in June 2001. (NTX had previously experienced a dividend cut in December 2000.) As of July 31, 2001, NAZ and NTX had offered shareholders 14 and 8 consecutive months of steady or increasing dividends, respectively, while NUM had provided 14 consecutive months of stable income. For NMP and NUO, however, the relatively higher short-term interest rate environment that prevailed during the last half of 2000 ultimately led to dividend cuts in each Fund in December 2000.

Regarding the two newer Funds, NFZ was launched in January 2001 and began paying dividends in April, while NXI, which was introduced in March 2001, paid its first dividends in June. Both Funds are currently providing very attractive levels of monthly tax-free income to their shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially continue to benefit the Funds' dividends by reducing the amount the Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on the higher-yielding securities held by these portfolios. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.



1 The Funds' performances are compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen Arizona, Ohio, and Texas Funds are compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category, while the returns of the Michigan Funds are compared with the average return of the 6 funds in the Lipper Michigan category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Arizona 34%, Michigan 33.5%, and Ohio 35.5%. Because Texas has no state income rate, NTX's taxable-equivalent yield is based on the federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the five older Nuveen Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discounts (share price below NAV) on NMP and NTX to narrow significantly over the past 12 months, while the discount on NUM moved to a slight premium (share price above
NAV). Both NAZ and NUO continued to trade at premiums. The two newer Funds also benefited from strong demand and, as of July 31, 2001, were trading at prices higher than their IPO (initial public offering) prices earlier this year.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED JULY 31, 2001?
As evidenced by their twelve-month total returns on NAV, the five older Nuveen Funds were generally well structured going into this period. Despite the tight supply of new municipal issuance during 2000, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. As issuance became more plentiful in 2001, we focused on finding bonds with the potential to strengthen the Funds' long-term dividend-payment capabilities, enhance call protection, and add value and diversification to the Funds' portfolios.

Two major areas of concentration over the past twelve months involved positioning the Funds strategically for the next leg of the bond market cycle and working through the increased number of bond calls typically associated with the 10-year anniversary of a Fund's inception. In general, the five older Funds are defensively structured, which tended to somewhat constrain their performance over the past twelve months, especially as interest rates declined in 2001. However, we believe this structure will work well for the Funds as the economy regains strength.

In terms of bond calls, all five of the older Nuveen Funds reach the 10-year milestone between October 2001 and December 2002 and have already begun to experience increased call risk. Over the past twelve months, we took advantage of market conditions to substantially reduce the call exposure of these Funds. One of our goals in working through these calls was to reinvest proceeds in the most attractive bonds we could find that could support the Funds' dividends and extend call protection. In NUO, we managed to eliminate the Fund's call risk by gradually selling callable bonds as we found opportunities to enhance yield and extend the Fund's duration.

As of July 31, 2001, all of the Nuveen Funds covered in this report offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 59% in NXI to 91% in NUO. Each Fund also had a portion of its assets invested in BBB and, in some cases, non-rated bonds. During the past few months, narrowing credit spreads benefited these lower-rated holdings, especially hospital bonds in the BBB and non-rated credit categories. In 1999 and 2000, credit spreads, or the difference in yield between higher-rated and lower-rated bonds, widened overall. As this trend began to reverse itself in the first quarter of 2001, lower-rated bonds generally appreciated in price. Twelve months ago, the spread between AAA and BBB hospital bonds was as much as 200 basis points, while the current spread is typically 80-90 basis points. This change is reflected in the performance of healthcare bonds during the first seven months of 2001, when they were the top sector in the municipal market.

Among the holdings benefiting from this trend were bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center, one of top performing issues in the healthcare sector. These bonds were held by both NUM and NMP. In NTX, we added Baa3 bonds issued by Tom Green County for Shannon Health Systems, which have also performed well since our purchase. Among the BBB purchases we made for NAZ over the past year was a City of Glendale Industrial Development Authority issue for Midwestern University. In addition to good performance, these bonds enhanced the call protection of this Fund. We also took advantage of narrowing spreads to sell selected bonds into strong bids, which additionally benefited the Funds' performance. The ability to determine which bonds should be held for potential price appreciation and which bonds should be sold illustrates the value added by Nuveen Research, which performed the credit research that enabled us to make these decisions.

Earlier in 2001, we introduced new Nuveen Dividend Advantage Municipal Funds for Arizona (NFZ) and Ohio (NXI). As of July 31, 2001, both Funds were fully invested and, in our opinion, working well for share-holders. In assembling NFZ's portfolio, we focused on quality bonds in the healthcare sector, a variety of tax obligation bonds, and some multifamily housing bonds that added attractive yields to the Fund. Our largest healthcare purchase was $2.17 million of BBB rated Arizona Health Facilities Authority revenue bonds for Catholic Healthcare West. Because the supply of Arizona municipal paper was still relatively tight while we were assembling this Fund in early 2001, we also bought a number of Puerto Rico territorial bonds that we plan to replace with Arizona paper as we find better opportunities in the market.

The supply situation was better in the Ohio municipal market by the time we were investing for NXI, enabling us to put in place the credit quality structure and capture the spreads that we had targeted. In purchasing bonds for this portfolio, we found opportunities to buy bonds offering incremental yield, including some bonds issued by Puerto Rico and the Virgin Islands. These bonds also provide excellent total return potential, especially if supply tightens again and the demand for these types of bonds increases. In the healthcare sector, we purchased several issues that also fit these criteria, including $2.5 million of Baa1 rated Miami County Upper Valley Medical Center bonds and $2.0 million of Parma Community Hospital bonds rated A-. In coming months, we plan to watch for opportunities to sell the territorial bonds at good prices and replace them with Ohio paper offering both yield and total return potential. As of July 31, 2001, our three largest sector weightings were limited tax obligation, general obligation and healthcare bonds.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next 12 months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $250 billion. Following the lower levels of municipal supply in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynamics that support municipal market prices.

Looking specifically at these Nuveen Funds, our strategic approach to bond calls over the past year improved the call protection levels of the older Nuveen Funds for the remainder of 2001, with scheduled calls ranging from none in NAZ to 11% in NUM over the next five months. As previously mentioned, all five Funds will mark their 10-year anniversaries over the next 17 months, reaching the point of the bond market cycle typically associated with an increase in call exposure. In 2002 and 2003, these Funds could see bond calls affecting as much as 19% to 37% of their portfolios, depending on market interest rates during this time. Between now and the end of 2003, the newly established NFZ has 5% of its portfolio subject to calls, while NXI has 9% call exposure over this period.

We believe all of these positions are manageable, especially given the two-year timeframe, and we foresee no problems in working through these calls. While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage all of the Funds to mitigate the longer-term effects of the bond call process.

In general, we believe these Nuveen Funds are well positioned for the market environment of the next 12 months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders, provide support for the Funds' dividends, and watch new issuance for opportunities to purchase the research-intensive credits that fully utilize Nuveen's expertise in this area. One of our priorities will be maintaining portfolio structure that strategically positions the Funds in the event of an economic recovery. In NUO specifically, we will also be looking for opportunities to make the Fund's duration more market-neutral. Overall, we believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, attractive tax-free income, and quality investments.

Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2001


NAZ
Pie Chart:
AAA/U.S. Guaranteed     58%
AA                      17%
A                        4%
BBB                     16%
NR                       1%
Other                    4%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.32
--------------------------------------------------
Net Asset Value                             $14.77
--------------------------------------------------
Market Yield                                 5.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.91%
--------------------------------------------------
Fund Net Assets ($000)                     $94,859
--------------------------------------------------
Average Effective Maturity (Years)           17.33
--------------------------------------------------
Leverage-Adjusted Duration                    8.35
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 11/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.77%         9.74%
--------------------------------------------------
5-Year                         9.05%         6.15%
--------------------------------------------------
Since Inception                6.63%         6.29%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 22%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
8/00                    0.068
9/00                    0.068
10/00                   0.068
11/00                   0.068
12/00                   0.068
1/01                    0.068
2/01                    0.068
3/01                    0.0695
4/01                    0.0695
5/01                    0.0695
6/01                    0.071
7/01                    0.071

Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 14.75
                        14.69
                        14.69
                        14.75
                        14.94
                        14.94
                        14.75
                        14.75
                        14.75
                        14.81
                        14.38
                        13.81
                        13.94
                        14.56
                        14.75
                        14.81
                        14.75
                        15
                        15.31
                        15.44
                        15.69
                        15.88
                        15.94
                        15.75
                        15.5
                        15.71
                        15.66
                        15.85
                        15.8
                        15.71
                        15.82
                        15.77
                        15.89
                        15.85
                        15.78
                        15.72
                        15.75
                        15.9
                        15.95
                        15.89
                        15.95
                        15.89
                        15.92
                        15.94
                        15.86
                        15.86
                        16.1
                        16.18
                        16.21
                        16.3
7/31/01                 16.36
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0061 per share.

Nuveen Arizona Dividend Advantage Municipal Fund

Performance
   Overview As of July 31, 2001



NFZ

Pie Chart:
AAA/U.S. Guaranteed     54%
AA                      15%
A                        9%
BBB                     22%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.65
--------------------------------------------------
Net Asset Value                             $14.37
--------------------------------------------------
Market Yield                                 5.37%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.73%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.14%
--------------------------------------------------
Fund Net Assets ($000)                     $34,072
--------------------------------------------------
Average Effective Maturity (Years)           23.07
--------------------------------------------------
Leverage-Adjusted Duration                   13.83
--------------------------------------------------

TOTAL RETURN  (Inception 01/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                6.76%         2.81%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------


Bar Chart:
2001 Monthly Tax-Free Dividends Per Share
3/01                    0.07
4/01                    0.07
5/01                    0.07
5/01                    0.07
6/01                    0.07

Line Chart:
Share Price Performance
Weekly Closing Price
2/02/01                 15
                        15.2
                        15.125
                        15.24
                        15
                        15.15
                        15
                        15.17
                        15.2
                        15.25
                        15.3
                        14.4
                        15.1
                        15.25
                        15.25
                        15.22
                        15.05
                        15.2
                        15.19
                        15.24
                        15.2
                        15.2
                        15.29
                        15.61
                        15.65
7/31/01                 15.59


Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2001

NUM

Pie Chart:
AAA/U.S. Guaranteed                 82%
AA                                  4%
A                                   7%
BBB                                 6%
NR                                  1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.42
--------------------------------------------------
Net Asset Value                             $15.32
--------------------------------------------------
Market Yield                                 5.72%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.60%
--------------------------------------------------
Fund Net Assets ($000)                    $270,664
--------------------------------------------------
Average Effective Maturity (Years)           19.08
--------------------------------------------------
Leverage-Adjusted Duration                    9.51
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.11%        11.90%
--------------------------------------------------
5-Year                         6.27%         6.55%
--------------------------------------------------
Since Inception                6.72%         7.49%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         25%
--------------------------------------------------
Utilities                                      18%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
8/00                    0.0735
9/00                    0.0735
10/00                   0.0735
11/00                   0.0735
12/00                   0.0735
1/01                    0.0735
2/01                    0.0735
3/01                    0.0735
4/01                    0.0735
5/01                    0.0735
6/01                    0.0735
7/01                    0.0735

Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 13.75
                        13.31
                        13.56
                        13.69
                        13.81
                        13.94
                        13.75
                        13.63
                        13.81
                        13.63
                        13.31
                        13.25
                        13.31
                        13.56
                        13.56
                        13.5
                        14
                        14
                        13.63
                        13.69
                        13.88
                        14.56
                        14.94
                        15.06
                        14.94
                        15.1
                        15.09
                        15
                        14.85
                        14.92
                        15.02
                        15.03
                        15.08
                        15.1
                        15.15
                        15.32
                        15.29
                        15.42
                        15.54
                        15.5
                        15.34
                        15.26
                        15.26
                        15.32
                        15.39
                        15.55
                        15.53
                        15.67
                        15.69
                        15.64
7/31/01                 15.44

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0193 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2001

NMP


Pie Chart:

AAA/U.S. Guaranteed     66%
AA                      16%
A                       10%
BBB                      8%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.71
--------------------------------------------------
Net Asset Value                             $15.31
--------------------------------------------------
Market Yield                                 5.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.93%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.29%
--------------------------------------------------
Fund Net Assets ($000)                    $173,784
--------------------------------------------------
Average Effective Maturity (Years)           18.62
--------------------------------------------------
Leverage-Adjusted Duration                    8.35
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.81%        13.61%
--------------------------------------------------
5-Year                         8.89%         7.36%
--------------------------------------------------
Since Inception                5.76%         6.73%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------




Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
8/00                    0.069
9/00                    0.069
10/00                   0.069
11/00                   0.069
12/00                   0.0675
1/01                    0.0675
2/01                    0.0675
3/01                    0.0675
4/01                    0.0675
5/01                    0.0675
6/01                    0.0675
7/01                    0.0675


Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 13.25
                        13.25
                        13.38
                        13.38
                        13.38
                        13.31
                        13.31
                        13.25
                        13.13
                        13.06
                        12.69
                        12.38
                        12.25
                        12.75
                        12.25
                        12.69
                        12.75
                        12.75
                        12.81
                        13.13
                        12.94
                        14
                        13.94
                        13.94
                        13.75
                        14.09
                        13.85
                        13.96
                        13.6
                        13.89
                        13.9
                        14.07
                        14.24
                        14.27
                        14.25
                        14.18
                        14.5
                        14.43
                        14.59
                        14.6
                        14.44
                        14.13
                        14.19
                        14.45
                        14.44
                        14.65
                        14.64
                        14.67
                        15.01
                        14.87
7/31/01                 14.65

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0025 per share.

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2001

NUO

Pie Chart:
AAA/U.S. Guaranteed     70%
AA                      21%
A                        4%
BBB                      3%
NR                       2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.80
--------------------------------------------------
Net Asset Value                             $16.10
--------------------------------------------------
Market Yield                                 5.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.31%
--------------------------------------------------
Fund Net Assets ($000)                    $230,164
--------------------------------------------------
Average Effective Maturity (Years)           15.75
--------------------------------------------------
Leverage-Adjusted Duration                    6.61
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.86%         9.85%
--------------------------------------------------
5-Year                         6.86%         6.68%
--------------------------------------------------
Since Inception                7.24%         7.70%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S.Guaranteed                                 20%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
8/00                    0.077
9/00                    0.077
10/00                   0.077
11/00                   0.077
12/00                   0.075
1/01                    0.075
2/01                    0.075
3/01                    0.075
4/01                    0.075
5/01                    0.075
6/01                    0.075
7/01                    0.075


Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 16.56
                        16.5
                        16.38
                        16.13
                        16.38
                        16.63
                        16.31
                        16
                        16
                        16
                        15.75
                        15.31
                        15.13
                        15.31
                        15.5
                        15.44
                        15.5
                        15.75
                        15.5
                        15.56
                        15.81
                        16.63
                        16.81
                        17.06
                        16.94
                        16.95
                        17.03
                        16.9
                        17.04
                        16.92
                        16.87
                        15.92
                        15.59
                        15.33
                        15.84
                        15.75
                        16.11
                        16.4
                        16.49
                        16.59
                        16.65
                        16.59
                        16.55
                        16.59
                        16.56
                        16.7
                        16.74
                        16.82
                        16.84
                        16.86
7/31/01                 16.76

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Ohio Dividend Advantage Municipal Fund

Performance
   Overview As of July 31, 2001

NXI

Pie Chart:
AAA/U.S. Guaranteed     41%
AA                      18%
A                        9%
BBB                     24%
NR                       7%
Other                    1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.35
--------------------------------------------------
Net Asset Value                             $14.57
--------------------------------------------------
Market Yield                                 5.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.73%
--------------------------------------------------
Fund Net Assets ($000)                     $92,424
--------------------------------------------------
Average Effective Maturity (Years)           20.29
--------------------------------------------------
Leverage-Adjusted Duration                   12.91
--------------------------------------------------

TOTAL RETURN (Inception 03/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.77%         3.21%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------

Bar Chart:
2001 Monthly Tax-Free Dividends Per Share
5/01                    0.072
6/01                    0.072
7/01                    0.072

Line Chart:
Share Price Performance
Weekly Closing Price
3/30/01                 15
                        15.11
                        15.08
                        15.3
                        15.3
                        15.16
                        15.35
                        15.68
                        15.53
                        15.65
                        16
                        15.55
                        15.78
                        15.67
                        15.95
                        15.77
                        15.9
7/31/01                 15.28

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Texas Quality Income Municipal Fund

Performance
   Overview As of July 31, 2001

NTX


Pie Chart:

AAA/U.S. Guaranteed     55%
AA                      11%
A                       11%
BBB                     21%
NR                       2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.73
--------------------------------------------------
Net Asset Value                             $15.16
--------------------------------------------------
Market Yield                                 5.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.50%
--------------------------------------------------
Fund Net Assets ($000)                    $212,127
--------------------------------------------------
Average Effective Maturity (Years)           22.05
--------------------------------------------------
Leverage-Adjusted Duration                    9.77
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        21.16%        12.74%
--------------------------------------------------
5-Year                         6.44%         6.54%
--------------------------------------------------
Since Inception                6.47%         7.35%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
8/00                    0.073
9/00                    0.073
10/00                   0.073
11/00                   0.073
12/00                   0.0715
1/01                    0.0715
2/01                    0.0715
3/01                    0.0715
4/01                    0.0715
5/01                    0.0715
6/01                    0.0725
7/01                    0.0725

Line Chart:
Share Price Performance
Weekly Closing Price
8/01/00                 13
                        13.13
                        13.19
                        13.31
                        13.31
                        13.31
                        13.06
                        13.25
                        13.25
                        13.44
                        13.13
                        12.81
                        12.75
                        12.75
                        12.63
                        12.81
                        12.81
                        13.25
                        12.94
                        12.94
                        13.25
                        13.94
                        13.94
                        14.56
                        14.44
                        14.8
                        14.85
                        14.72
                        14.5
                        14.6
                        14.4
                        14.13
                        14.33
                        14.5
                        14.22
                        14.15
                        14.22
                        14.12
                        14.35
                        14.1
                        14.05
                        14.1
                        14.22
                        14.5
                        14.32
                        14.31
                        14.56
                        14.63
                        14.7
                        14.62
7/31/01                 14.72

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes.


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.7%

$       5,000   The Industrial Development Authority of the County of Gila, Arizona,      1/08 at 102            BB      $ 3,504,800
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated
                 Project), Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

        1,885   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3        1,986,319
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.5%

        1,750   Student Loan Acquisition Authority of Arizona, Student Loan Revenue       5/04 at 102           Aa1        1,847,965
                 Bonds, Subordinated Fixed Rate Bonds, Series 1994B,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

        1,250   The Industrial Development Authority of the City of Glendale,             5/11 at 101          BBB+        1,273,275
                 Arizona, Revenue Bonds (Midwestern University), Series 2001A,
                 5.875%, 5/15/31
          100   University of Arizona Telecommunications System, Arizona,                 7/02 at 102            A+          105,143
                 Certificates of Participation, Series 1991, 6.500%, 7/15/12

        1,000   Arizona Board of Regents, University of Arizona, System Revenue           6/02 at 102            AA        1,047,200
                 Refunding Bonds, Series 1992, 6.250%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.8%

        2,000   Arizona Health Facilities Authority, Hospital Revenue Bonds              11/09 at 100            A3        2,063,320
                  (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,125   Arizona Health Facilities Authority, Hospital System Revenue Bonds       12/10 at 102           BBB        2,191,831
                 (John C. Lincoln Health Network), Series 2000, 7.000%, 12/01/25

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic              7/10 at 101           BBB        2,036,920
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        3,000   City of Mesa, Arizona, Industrial Development Authority, Revenue          1/10 at 101           AAA        3,177,600
                 Bonds (Discovery Health System), Series 1999A, 5.750%, 1/01/25

        2,000   Mohave County, Arizona, Hospital District No. One, Refunding              6/02 at 101           AAA        2,073,460
                 General Obligation Bonds (Kingman Regional Medical Center
                 Project), Series 1992, 6.500%, 6/01/15

          515   Puerto Rico Industrial, Tourist, Educational, Medical and                11/10 at 101            AA          584,499
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds (Hospital de la Concepcion Project), 2000 Series A,
                 6.375%, 11/15/15

        2,000   University Medical Center Corporation, Tucson, Arizona, Hospital          7/02 at 102           AAA        2,066,000
                 Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   The Industrial Development Authority of the City of Winslow,              6/08 at 101           N/R          836,098
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
                 Project), Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.8%

        2,011   The Industrial Development Authority of the City of Glendale,            10/10 at 105           Aaa        2,345,027
                 Arizona, Multifamily Housing Revenue Bonds, Series 2000A
                 (GNMA Collateralized Mortgage Loan - Maridale Apartments
                 Project), 7.500%, 10/20/35

        1,275   The Industrial Development Authority of the County of Maricopa,          10/10 at 105           Aaa        1,381,794
                 Arizona, Multifamily Housing Revenue Bonds, Series 2000
                 (GNMA Collateralized - Villas at Augusta Project),
                 6.400%, 10/20/20

          400   The Industrial Development Authority of the City of Phoenix,              6/11 at 102           Aaa          403,480
                 Arizona, Multifamily Housing Revenue Bonds, Series 2001
                 (GNMA Collateralized - Campaigne Place on Jackson Project),
                 5.700%, 6/20/31 (Alternative Minimum Tax)

        3,215   The Industrial Development Authority of the County of Tucson,             7/10 at 101            AA        3,312,704
                 Arizona, Senior Living Facilities Revenue Bonds, Series 2000A
                 (The Christian Care Project), 5.625%, 7/01/20


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 4.0%

$         290   The Industrial Development Authority of the City of Phoenix,              6/05 at 102           AAA      $   313,038
                 Arizona, Statewide Single Family Mortgage Revenue Bonds,
                 Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)

        1,300   The Industrial Development Authority of the City of Phoenix,              6/10 at 105           AAA        1,500,889
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2000-1B,
                 7.350%, 6/01/31 (Alternative Minimum Tax)

          270   The Industrial Development Authority of the County of Pima,               8/05 at 102            A2          278,913
                 Arizona, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995A, 6.500%, 2/01/17

        1,655   The Industrial Development Authority of the County of Pima,               5/07 at 102           AAA        1,709,119
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

        1,000   The Industrial Development Authority of the County of Mohave,             5/06 at 103           AAA        1,071,510
                 Arizona, Health Care Revenue  Refunding Bonds, Series 1996
                 (GNMA Collateralized - Chris Ridge and Silver Ridge
                 Village Projects), 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.9%

        1,400   Chandler Unified School District No. 80 of Maricopa County,               7/03 at 101           AAA        1,481,788
                 Arizona, General Obligation Refunding Bonds, Series 1993,
                 5.950%, 7/01/10

        3,625   City of Mesa, Arizona, General Obligation Bonds, Series 1999,             7/09 at 100           AAA        3,668,573
                 5.000%, 7/01/18

        2,500   City of Phoenix, Arizona, General Obligation Refunding Bonds,             7/02 at 102           AA+        2,627,575
                 Series 1992, 6.375%, 7/01/13

          585   Tempe Union High School District No. 213 of Maricopa County,              7/04 at 101           AAA          618,368
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.9%

          300   Arizona School Facilities Board, State School Improvement Revenue         7/11 at 100           AAA          317,739
                 Bonds, Series 2001, 5.500%, 7/01/18

                City of Bullhead City, Arizona, Bullhead Parkway Improvement
                District, Improvement Bonds:
          910    6.100%, 1/01/08                                                          1/03 at 103          Baa2          954,645
          970    6.100%, 1/01/09                                                          1/03 at 103          Baa2        1,015,803

        3,000   The Industrial Development Authority of the County of Maricopa,           7/10 at 102          Baa3        3,112,380
                 Arizona, Education Revenue Bonds (Arizona Charter Schools
                 Project I), Series 2000A, 6.750%, 7/01/29

                The Industrial Development Authority of the City of Phoenix, Arizona,
                Government Office Lease Revenue Bonds (Capitol Mall L.L.C.
                Project), Series 2000:
        1,000    5.375%, 9/15/22                                                          9/10 at 100           AAA        1,026,040
        2,000    5.500%, 9/15/27                                                          9/10 at 100           AAA        2,070,040

        2,150   Phoenix Civic Plaza Building Corporation, Arizona, Senior Lien            7/05 at 101           AA+        2,288,568
                 Excise Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,000   Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101             A        1,139,820
                 Revenue Bonds, Series B, 6.500%, 7/01/27

          500   City of Surprise, Arizona, Municipal Property Corporation, Excise         7/09 at 101           AAA          532,660
                 Tax Revenue Bonds, Series 2000, 5.700%, 7/01/20

          500   City of Tucson, Arizona, Certificates of Participation, Series 2000,      7/08 at 100           AAA          526,110
                 5.700%, 7/01/20

        1,100   City of Tucson, Arizona, Junior Lien Street and Highway User Revenue      7/10 at 100           AAA        1,109,009
                 Bonds, Series 1994-E, 5.000%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.2%

        3,500   The Industrial Development Authority of the County of Maricopa,          No Opt. Call           AAA        4,298,910
                 Arizona, Samaritan Health Services, Hospital System Revenue
                 Refunding Bonds, Series 1990A, 7.000%, 12/01/16

                The Industrial Development Authority of the County of Mohave,
                Arizona, Hospital System Revenue Refunding Bonds (Medical
                Environments, Inc. and Phoenix Baptist Hospital and Medical
                Center Inc.), Series 1993:
        5,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                7/03 at 102           Aaa        5,444,450
        1,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                7/03 at 102           Aaa        1,093,120

        2,700   Civic Improvement Corporation of the City of Phoenix, Arizona,            7/03 at 102           AAA        2,909,844
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,510   Metropolitan Domestic Water Improvement District of Pima                  1/03 at 101           AAA      $ 1,592,144
                 County, Arizona, Special Assessment and Water Revenue
                 Bonds, Series 1992, 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,415   Tempe Union High School District No. 213 of Maricopa County,              7/04 at 101           AAA        1,537,964
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, Arizona, General Obligation Bonds,                        7/04 at 101           AAA        3,281,430
                 Series 1984-G (1994), 6.250%, 7/01/18 (Pre-refunded
                 to 7/01/04)

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,      7/04 at 100         AA***          788,488
                 6.375%, 7/01/09 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.6%

        3,000   The Pollution Control Corporation of the Coconino County, Arizona,       10/06 at 102          BBB-        2,997,570
                 Pollution Control Revenue Bonds  (Nevada Power Company
                 Project), Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   The Industrial Development Authority of the County of Mohave,            11/03 at 101           BBB        1,942,820
                 Arizona, Industrial Development Revenue Bonds (Citizen
                 Utilities Company Projects), 1994 Series, 6.600%, 5/01/29
                 (Alternative Minimum Tax)

          500   The Pollution Control Corporation of the Navajo County, Arizona,          8/03 at 102           AAA          518,970
                 Pollution Control Revenue Refunding  Bonds (Arizona Public
                 Service Company), 1993 Series A, 5.875%, 8/15/28

        1,465   The Industrial Development Authority of the County of Pima,               1/02 at 103           AAA        1,532,917
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds (Irvington Project), 1988 Series A, 7.250%, 7/15/10

        1,450   The Industrial Development Authority of the County of Yavapai,            6/07 at 101           BBB        1,191,422
                 Arizona, Industrial Development Revenue Bonds (Citizens Utilities
                 Company Project), 1998 Series, 5.450%, 6/01/33 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.1%

          500   The Industrial Development Authority of the County of Maricopa,          12/07 at 102           AAA          508,785
                 Arizona, Water System Improvement Revenue Bonds (Chaparral
                 City Water Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

        2,000   Civic Improvement Corporation of the City of Phoenix, Arizona,            7/10 at 101           AAA        2,287,999
                 Junior Lien Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24

        2,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,            7/02 at 102           Aa3        2,055,159
                 Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      90,401   Total Investments (cost $90,127,126) - 98.7%                                                              93,582,014
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       1,276,990
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $94,859,004
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.1%

$       1,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3      $ 1,060,480
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.6%

        1,020   The Industrial Development Authority of the City of Mesa,                 7/11 at 101          BBB-        1,014,064
                 Arizona, Student Housing Revenue Bonds, Series 2001A
                 (ASU East/Maricopa County Community College District Williams
                 Campus Project), 6.000%, 7/01/26

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Series 1999 (Ana G. Mendez
                University System Project):
          320    5.375%, 2/01/19                                                          2/09 at 101           BBB          313,955
        1,000    5.375%, 2/01/29                                                          2/09 at 101           BBB          957,140

          300   Puerto Rico Industrial, Educational, Medical and Environmental            9/11 at 100           BBB          300,102
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds, Series 2001 (University of the Sacred Heart Project),
                 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.5%

        1,050   Arizona Health Facilities Authority, Hospital System Revenue             12/10 at 102           BBB        1,072,659
                 Bonds (John C. Lincoln Health Network), Series 2000,
                 6.875%, 12/01/20

        2,170   Arizona Health Facilities Authority, Revenue Bonds (Catholic              7/10 at 101           BBB        2,210,058
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        1,000   The Industrial Development Authority of the County of Maricopa,           5/08 at 101           AAA        1,010,790
                 Arizona, Hospital Revenue Bonds (Mayo Clinic Hospital),
                 Series 1998, 5.250%, 11/15/37

        1,000   The Industrial Development Authority of the City of Yuma, Arizona,        8/11 at 101           AAA          993,080
                 Hospital Revenue Bonds (Yuma Regional Medical Center),
                 Series 2001, 5.000%, 8/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.4%

        1,000   The Industrial Development Authority of the County of Maricopa,           7/09 at 102           Aaa        1,043,410
                 Arizona, Multifamily Housing Revenue Bonds (Whispering Palms
                 Apartments Project), Series 1999A, 5.900%, 7/01/29

        1,000   The Industrial Development Authority of the County of Maricopa,           5/10 at 102            A3        1,068,480
                 Arizona, Multifamily Housing Revenue Bonds (Sun King
                 Apartments Project), Series 2000A, 6.750%, 5/01/31

        1,125   The Industrial Development Authority of the County of Maricopa,          10/11 at 103           Aaa        1,148,456
                 Arizona, Multifamily Housing Revenue Bonds (Syl-Mar Apartments
                 Project), Series 2001, 5.650%, 4/20/21 (Alternative Minimum Tax)

          275   The Industrial Development Authority of the City of Phoenix, Arizona,     6/11 at 102           Aaa          277,393
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Campaigne Place on Jackson Project), Series 2001,
                 5.700%, 6/20/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

          470   The Industrial Development Authority of the County of Pima,              11/10 at 101           AAA          469,709
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2001-A1,
                 5.350%, 11/01/24 (Alternative Minimum Tax)

        1,000   The Industrial Development Authority of the County of Pima,              11/10 at 101           AAA          995,620
                 Arizona, Single Family Mortgage Revenue Bonds, Series 2001-A4,
                 5.050%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.5%

        1,240   City of Chandler, Arizona, General Obligation Bonds, Series 2001,         7/10 at 101            AA        1,249,114
                 5.000%, 7/01/20

        1,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,             7/09 at 100           AAA        1,015,310
                 5.000%, 7/01/17

        1,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,             7/05 at 101           AA+        1,003,200
                 Series 1995A, 5.000%, 7/01/19

        1,705   City of Scottsdale, Arizona, General Obligation Bonds, Series 2001,       7/09 at 100           AAA        1,655,538
                 4.750%, 7/01/21

        1,020   City of Tucson, Arizona, General Obligation Refunding Bonds,              7/07 at 100            AA        1,025,926
                 Series 1997, 5.000%, 7/01/19

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.2%

$         700   Arizona School Facilities Board, State School Improvement Revenue         7/11 at 100           AAA      $   741,391
                 Bonds, Series 2001, 5.500%, 7/01/18

        2,000   The Industrial Development Authority of the County of Maricopa,           6/07 at 102             A        2,104,100
                 Arizona, Education Revenue Bonds (Horizon Community Learning
                 Center Project), Series 2000, 6.350%, 6/01/26

        1,000   Puerto Rico Highway and Transportation Authority, Transportation          7/18 at 100           AAA          945,990
                 Revenue Bonds, Series A, 4.750%, 7/01/38

        1,000   City of Tucson, Arizona, Junior Lien Street and Highway User              7/10 at 100           AAA        1,008,190
                 Revenue Bonds, Series 1994-E, 5.000%, 7/01/18

        1,740   City of Yuma, Arizona, Municipal Property Corporation, Municipal          7/10 at 100           AAA        1,743,028
                 Facilities Revenue Bonds, Series 2001, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.9%

        1,000   City of Phoenix, Arizona, Civic Improvement Corporation, Senior           7/08 at 101           AAA          995,120
                 Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.7%

          500   The Industrial Development Authority of the County of Maricopa,           9/05 at 101           AAA          543,760
                 Arizona, Baptist Hospital System Revenue Refunding Bonds,
                 Series 1995, 5.500%, 9/01/16 (Pre-refunded to 9/01/05)

        1,350   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101           AAA        1,413,491
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.3%

        1,840   Coconino County, Arizona, Pollution Control Corporation, Pollution       11/02 at 102          BBB-        1,684,465
                 Control Revenue Bonds (Nevada Power Company Project),
                 Series 1997B, 5.800%, 11/01/32 (Alternative Minimum Tax)

        1,000   City of Mesa, Arizona, Utility Systems Revenue Bonds, Series 2000,        7/09 at 100           AAA        1,014,310
                 5.125%, 7/01/19

          805   Salt River Project Agricultural Improvement and Power District,           1/08 at 101            AA          806,335
                 Arizona, Electric System Refunding Revenue Bonds (Salt River
                 Project), 1997 Series A, 5.000%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.9%

        1,025   City of Chandler, Arizona, Water and Sewer Revenue Bonds,                 7/10 at 101           AAA          972,417
                 Series 2001, 4.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      33,655   Total Investments (cost $33,424,605) - 99.4%                                                              33,857,081
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                         215,358
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $34,072,439
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 0.4%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                12/03 at 102           BBB      $ 1,001,750
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.1%

          330   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3          347,738
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.4%

        1,720   Board of Trustees of Ferris State University, Michigan, General           4/08 at 100           AAA        1,696,075
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

        1,500   Michigan Higher Education Student Loan Authority, Student Loan           No Opt. Call           AAA        1,580,595
                 Refunding Revenue Bonds,  Series XII-T, 5.300%, 9/01/10
                 (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, Michigan, General Revenue        5/05 at 102           AAA        1,055,790
                 Bonds, Series 1995, 5.750%, 5/15/15

        3,430   Board of Governors of Wayne State University, Michigan, General          11/09 at 101           AAA        3,499,217
                 Revenue Bonds, Series 1999, 5.250%, 11/15/19

        1,450   Board of Trustees of Western Michigan University, General Revenue         7/03 at 102           AAA        1,440,010
                  Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.4%

        2,900   City of Dearborn, Michigan, Economic Development Corporation,            11/05 at 102           AAA        3,058,427
                 Hospital Revenue Bonds (Oakwood  Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,235   City of Hancock, Michigan, Hospital Finance Authority, FHA-Insured        8/08 at 100           AAA        2,262,334
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        3,866   Michigan State Hospital Finance Authority, Detroit Medical Center        No Opt. Call          Baa2        3,906,321
                 Collateralized Loan, Series 2001, 7.360%, 4/01/07

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding             11/09 at 101             A        1,043,700
                 Bonds (OSF Healthcare System), Series 1999, 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds (Ascension
                Health Credit Group), Series 1999A:
        1,000    6.125%, 11/15/23                                                        11/09 at 101           AAA        1,063,960
        2,500    6.125%, 11/15/26                                                        11/09 at 101            AA        2,629,850

        1,700   Michigan State Hospital Finance Authority, Revenue and Refunding          8/09 at 101           AAA        1,788,621
                 Bonds (Mercy Health Services Obligated Group), 1999 Series X,
                 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385    5.750%, 5/15/17                                                          5/09 at 101           AAA        3,582,007
          500    5.750%, 5/15/29                                                          5/09 at 101           AAA          522,565

        3,500   Michigan State Hospital Finance Authority, Hospital Revenue               8/08 at 101          BBB-        2,768,115
                 Bonds (Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and Refunding         11/09 at 101          BBB+          931,060
                 Bonds (Memorial Healthcare Center Obligated Group),
                 Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds        11/09 at 101            A+        5,199,950
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

          500   City of Royal Oak, Michigan, Hospital Finance Authority, Hospital        11/11 at 100           AAA          500,155
                 Revenue Bonds (William Beaumont Hospital), Series 2001M,
                 5.250%, 11/15/31

        2,195   Regents of the University of Michigan, Medical Service Plan              No Opt. Call           Aa2        1,435,793
                 Revenue Bonds, Series 1991, 0.000%, 12/01/10

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 6.4%
$       5,250   Michigan State Housing Development Authority, Limited Obligation         10/02 at 103           AAA      $ 5,482,313
                 Revenue Bonds (Parkway Meadows Project), Series 1991,
                 6.850%, 10/15/18

        5,000   Michigan State Housing Development Authority, Rental Housing              6/05 at 102           AAA        5,269,550
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

        6,795   Michigan State Housing Development Authority, Rental Housing              4/09 at 101           AAA        6,641,569
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        1,320   Michigan State Housing Development Authority, Single Family              12/01 at 102           AA+        1,356,881
                 Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.3%

        2,000   The Economic Development Corporation of the Charter Township              7/09 at 101             A        1,932,880
                 of Grand Rapids, Michigan, Limited Obligation Revenue Bonds
                 (Porter Hills Obligated Group - Cook Valley Estate Project),
                 Series 1999, 5.450%, 7/01/29

        3,300   Michigan State Hospital Finance Authority, Revenue Bonds                  1/07 at 102           N/R        3,099,954
                 (Presbyterian Villages of Michigan Obligated Group),
                 Series 1997, 6.375%, 1/01/25

        1,300   Michigan State Strategic Fund, Limited Obligation Revenue                 7/08 at 101             A        1,260,038
                 Refunding Bonds (Porter Hills Presbyterian Village), Series 1998,
                 5.375%, 7/01/28

        5,280   The Economic Development Corporation of the City of Warren,               3/02 at 101           Aaa        5,384,280
                 Michigan, Nursing Home Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Security - Autumn Woods Project), Series 1992,
                 6.900%, 12/20/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.6%

                Allegan Public Schools, County of Allegan, Michigan, 2000 General
                Obligation Bonds:
        1,850    5.600%, 5/01/20                                                          5/10 at 100           AAA        1,940,706
        1,150    5.750%, 5/01/30                                                          5/10 at 100           AAA        1,215,849

        2,190   Anchor Bay School District, Counties of Macomb and St. Clair,             5/09 at 100           AAA        2,472,247
                 Michigan, 1999 School Building and  Site Bonds, Series I
                 (General Obligation - Unlimited Tax), 6.000%, 5/01/29

        4,200   Anchor Bay School District, Counties of Macomb and St. Clair,             5/11 at 100           AAA        4,104,156
                 Michigan, 2001 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/29

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,               5/08 at 100           AAA          981,130
                 Michigan, 1998 Refunding Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/26

        1,000   Charlotte Public Schools, County of Easton, Michigan, 1999                5/09 at 100           AAA        1,006,560
                 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, Michigan,                      5/03 at 102           AAA          993,100
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/21

        2,000   Clarkston Community Schools, Michigan, 1997 School Building               5/07 at 100           AAA        2,012,140
                 Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/23

        1,085   Freeland Community School District, Counties of Saginaw, Midland          5/10 at 100           AAA        1,111,290
                 and Bay, Michigan, 2000 School Building and Sites Bonds
                 (General Obligation - Unlimited Tax), 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia,         5/05 at 102           AAA        3,345,276
                 Michigan, 1995 Refunding Bonds, 5.375%, 5/01/24

          725   Lake Orion Community School District, County of Oakland, Michigan,        5/05 at 101           AAA          742,096
                 1995 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.500%, 5/01/20

        1,000   Mancelona Public School District, Counties of Antrim and Kalkaska,        5/06 at 100           AAA        1,013,560
                 Michigan, General Obligation Bonds, Series 1997, 5.200%, 5/01/17

        6,400   Mattawan Consolidated School, Counties of Van Buren and                   5/02 at 102           AAA        6,660,160
                 Kalamazoo, Michigan, 1992 Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.300%, 5/01/17

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe,                     5/10 at 100           AAA        3,054,314
                 Michigan, 2000 School Building and Site Bonds, Series A
                 (General Obligation - Unlimited Tax), 5.750%, 5/01/24

        4,300   County of Montcalm Building Authority, Michigan, Correctional             5/10 at 100           AAA        4,331,132
                 Facility Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   Montrose Township School District, Michigan, School Building and         No Opt. Call           AAA      $ 2,853,700
                 Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon, Michigan,            5/09 at 100           AAA          975,730
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and                 5/04 at 101           AAA        1,054,301
                 Baraga, Michigan, 1995 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, Michigan, 1993           5/03 at 101 1/2           AAA        1,239,810
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.375%, 5/01/21

        1,225   Paw Paw Public Schools, County of Van Buren, Michigan,                   No Opt. Call           AAA        1,239,516
                 General Obligation Refunding Bonds, Series 1998, 5.000%, 5/01/21

        4,000   Pinckney Community Schools, Counties of Livingston and                    5/07 at 100           AAA        4,090,520
                 Washtenaw, Michigan, 1997 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.500%, 5/01/27

          685   Reeths-Puffer Schools, County of Muskegon, Michigan, 1995                 5/05 at 101           AAA          717,209
                 School Building, Site and Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and              5/10 at 100           AAA        1,066,040
                 Macomb, Michigan, 2000 School Building, Site and Refunding
                 Bonds, Series I (General Obligation - Unlimited Tax),
                 5.750%, 5/01/19

        2,100   Romulus Community Schools, County of Wayne, Michigan,                     5/09 at 100           AAA        2,336,019
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/25

        2,500   City of Taylor Building Authority, County of Wayne, Michigan,             3/10 at 100           AAA        2,543,300
                 Limited Tax General Obligation Bonds, Series 2000,
                 5.125%, 3/01/17

        1,980   County of Washtenaw Building Authority, Michigan, Building                9/07 at 100           AAA        2,038,271
                 Authority Bonds, Series 1999 (General Obligation - Limited
                 Tax Bonds), 5.400%, 9/01/17

        2,600   West Bloomfield School District, County of Oakland, Michigan,             5/10 at 100           AAA        2,820,922
                 2000 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.900%, 5/01/18

                Western Townships Utilities Authority, Michigan, Sewage Disposal
                System Refunding Bonds, Series 1991:
        1,500    6.750%, 1/01/15                                                          1/02 at 100           AAA        1,522,755
        5,040    6.500%, 1/01/19                                                          1/02 at 100           AAA        5,103,907

        1,725   Williamston Community School District, Michigan, School Building         No Opt. Call           AAA        1,855,255
                 and Site Bonds, Series 1996 (General Obligation - Unlimited Tax),
                 5.500%, 5/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.4%

        1,000   City of Grand Rapids Building Authority, County of Kent, Michigan,       No Opt. Call            AA        1,030,940
                 General Obligation Limited Tax Bonds, Series 1998, 5.000%, 4/01/16

          255   Michigan Municipal Bond Authority, Local Government Loan Program          5/02 at 102             A          264,014
                 Revenue Bonds, Series 1992D, 6.650%, 5/01/12

        3,800   Michigan State Building Authority, 1991 Revenue Refunding                10/01 at 102           AA+        3,898,040
                 Bonds, Series I, 6.250%, 10/01/20

        1,000   Michigan State Building Authority, 1998 Revenue Bonds (Facilities        10/09 at 100           AA+          951,870
                 Program), Series I, 4.750%, 10/15/21

                The State of Michigan, Certificates of Participation, 525 Redevco Inc:
        2,000    5.500%, 6/01/19                                                          6/10 at 100           AAA        2,085,800
        2,000    5.500%, 6/01/27                                                          6/10 at 100           AAA        2,064,640

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series Y of 1996:
        2,000    5.000%, 7/01/36                                                          7/16 at 100             A        1,973,560
        4,100    5.500%, 7/01/36                                                          7/16 at 100             A        4,321,933

        1,125   Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101             A        1,227,173
                 Revenue Bonds, Series B, 6.000%, 7/01/39

        5,000   Charter County of Wayne, Michigan, Airport Hotel Revenue                 12/11 at 101           AAA        4,964,950
                 Bonds (Detroit Metropolitan Wayne County Airport),
                 Series 2001A (General Obligation - Limited Tax), 5.000%, 12/01/21

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.4%

$       2,505   Charter County of Wayne, Michigan, Airport Revenue Bonds                 12/01 at 102           AAA      $ 2,580,275
                  (Detroit Metropolitan Wayne County Airport), Subordinate
                 Lien, Series 1991B, 6.750%, 12/01/21 (Alternative Minimum Tax)

        3,000   Charter County of Wayne, Michigan, Airport Revenue Bonds                 12/08 at 101           AAA        2,898,330
                 (Detroit Metropolitan Wayne County  Airport), Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)

        1,195   Charter County of Wayne, Michigan, Airport Revenue Bonds                 12/08 at 101           AAA        1,141,679
                 (Detroit Metropolitan Wayne County Airport), Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.0%

        2,000   East Grand Rapids Public Schools, County of Kent, Michigan,               5/09 at 100           AAA        2,257,760
                 2000 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 6.000%, 5/01/29 (Pre-refunded to 5/01/09)

        1,600   Gaylord Community Schools, Counties of Ostego and Antrim,                 5/02 at 102           AAA        1,677,984
                 Michigan, 1992 School Building, Site and Refunding Bonds,
                 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

        1,000   Grosse Ile Township School District, Michigan, School Improvement         5/07 at 100           AAA        1,116,160
                 Refunding Bonds (General Obligation), Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07)

        3,100   Hemlock Public School District, Counties of Saginaw and Midland,          5/02 at 102           AAA        3,255,713
                 Michigan, 1992 School Building,  Site and Refunding Bonds,
                 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

        2,000   Lincoln Park School District, Michigan, General Obligation Bonds,         5/06 at 101           AAA        2,217,340
                 Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

        2,100   Michigan Municipal Bond Authority, State Revolving Fund Revenue          10/02 at 102           AAA        2,234,421
                  Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

        1,745   Michigan Municipal Bond Authority, Local Government Loan                  5/02 at 102          A***        1,830,016
                 Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12
                 (Pre-refunded to 5/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue              12/02 at 102           AAA        3,256,130
                 Bonds (MidMichigan Obligated Group), Series 1992,
                 6.900%, 12/01/24 (Pre-refunded to 12/01/02)

        2,150   North Branch Area Schools, County of Lapeer, Michigan,                    5/02 at 102           AAA        2,254,791
                 1992 School Building, Site and Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.600%, 5/01/17 (Pre-refunded to 5/01/02)

        1,500   Perry Public Schools, Counties of Shiawassee and Ingham,              5/02 at 101 1/2           AAA        1,563,495
                 Michigan, 1992 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.375%, 5/01/22 (Pre-refunded to 5/01/02)

        4,845   Saginaw-Midland Municipal Water Supply Corporation, Michigan,             9/04 at 102         A2***        5,442,340
                 Water Supply Revenue Bonds (General Obligation - Limited
                 Tax), Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.7%

        6,425   The Economic Development Corporation of the City of Detroit,             11/01 at 102           AAA        6,565,900
                 Michigan, Resource Recovery  Revenue Bonds, Series 1991A,
                 6.875%, 5/01/09 (Alternative Minimum Tax)

        2,390   Michigan South Central Power Agency, Power Supply System                 11/01 at 102          Baa1        2,455,773
                 Revenue Refunding Bonds, 1991 Series, 6.750%, 11/01/10

        4,475   Michigan South Central Power Agency, Power Supply System                 No Opt. Call          Baa1        4,734,416
                 Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call           AAA        4,568,609
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Series 1990BB, 7.000%, 5/01/21

        4,330   Michigan Strategic Fund, Limited Obligation Refunding Revenue             9/01 at 102           AAA        4,430,673
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1991CC, 6.950%, 9/01/21

        7,600   Michigan Strategic Fund, Limited Obligation Refunding Revenue            12/01 at 102           AAA        7,838,032
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21

        2,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call           Aaa        2,058,620
                 Bonds (Detroit Edison Company), 4.850%, 9/01/30
                 (Mandatory put 9/01/11)

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue             9/09 at 102           AAA        1,029,760
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)

        7,000   County of Monroe, Michigan, Pollution Control Revenue Bonds               9/02 at 102           AAA        7,383,950
                 (Detroit Edison Company Monroe and Fermi Plants Project),
                 Collateralized Series I 1992, 6.875%, 9/01/22 (Alternative Minimum Tax)

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/10 at 101           AAA          407,884
                 Series HH, 5.250%, 7/01/29

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/05 at 100            A-        1,017,360
                 Series X, 5.500%, 7/01/25


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       5,000   City of Wyandotte, County of Wayne, Michigan, 1992 Electric              10/02 at 102           AAA      $ 5,261,350
                 Revenue Refunding Bonds, 6.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.3%

        5,250   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/05 at 100           AAA        5,159,910
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1997-A:
        3,000    5.500%, 7/01/20                                                          7/07 at 101           AAA        3,108,420
        1,730    5.000%, 7/01/22                                                          7/07 at 101           AAA        1,713,323

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 1/10 at 101           AAA        1,075,200
                 Bonds, Series 1999-A, 5.875%, 7/01/27

        6,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue        7/04 at 102           AAA        5,878,440
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23

        2,000   City of Detroit, Michigan, Water Supply System Revenue Senior Lien        1/10 at 101           AAA        2,240,200
                 Bonds, Series 1999-A, 5.750%, 7/01/26

        3,400   City of Detroit, Michigan, Water Supply System Revenue Senior Lien        7/11 at 101           AAA        3,639,088
                 Bonds, 2001 Series A, 5.750%, 7/01/28

                City of Muskegon Heights, County of Muskegon, Michigan, Water
                Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25                                                        11/10 at 100           Aaa        1,087,974
        1,160    5.625%, 11/01/30                                                        11/10 at 100           Aaa        1,210,018
------------------------------------------------------------------------------------------------------------------------------------
$     260,041   Total Investments (cost $252,748,239) - 98.9%                                                            267,556,723
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       3,107,177
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $270,663,900
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.6%

$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds                12/02 at 102           BBB      $ 3,127,745
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds                12/03 at 102           BBB        1,372,398
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.3%

          475   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3          500,531
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.5%

        3,000   Board of Regents of Eastern Michigan University, Michigan,               12/06 at 101           AAA        3,083,310
                 General Revenue Bonds, Series 1997, 5.500%, 6/01/27

        1,100   Michigan Higher Education Student Loan Authority, Student Loan           10/02 at 102            A1        1,144,110
                 and Refunding Revenue Bonds, Series XV-A, 6.700%, 10/01/05
                 (Alternative Minimum Tax)

        1,000   Board of Control of Saginaw Valley State University, Michigan,            7/09 at 100           Aaa        1,038,080
                 General Revenue Bonds, Series 1999, 5.625%, 7/01/29

        2,500   Board of Governors of Wayne State University, Michigan, General          11/09 at 101           AAA        2,474,000
                 Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.6%

        2,050   City of Dearborn Economic Development Corporation,                       11/05 at 102           AAA        2,161,992
                 Michigan, Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,200   City of Hancock Hospital Finance Authority, Michigan, FHA-Insured         8/08 at 100           AAA        2,226,906
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Michigan, Hospital          5/06 at 102           AAA        2,629,375
                 Revenue Refunding and Improvement Bonds (Bronson
                 Methodist Hospital), Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (Detroit Medical Center Obligated Group), Series 1993A:
        3,000    6.250%, 8/15/13                                                          8/03 at 102          BBB-        2,992,380
        3,200    6.500%, 8/15/18                                                          8/03 at 102          BBB-        3,173,888

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue               9/02 at 102            A+        4,038,520
                 and Refunding Bonds (Henry Ford Health System), Series 1992A,
                 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue and           1/05 at 102            A+        2,073,600
                 Refunding Bonds (Otsego Memorial Hospital Gaylord), Series 1995,
                 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds                 11/09 at 101            AA        2,629,850
                 (Ascension Health Credit Group), Series 1999A, 6.125%, 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and           5/09 at 101           AAA        4,180,520
                 Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                 Group), Series 1999A, 5.750%, 5/15/29

          500   Michigan State Hospital Finance Authority, Hospital Revenue               8/08 at 101          BBB-          395,445
                 Bonds (Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue Bonds        11/09 at 101            A+        4,471,957
                  (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue                  12/02 at 102            AA        3,034,770
                 Refunding Bonds, Series 1993A, 5.500%, 12/01/21


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of Investments July 31, 2001
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

$       1,335   Michigan State Housing Development Authority, Multifamily Senior         12/10 at 100           AAA      $ 1,376,318
                 Lien Revenue Bonds (Landings), Series 2000A-1, 5.950%, 12/01/33

        2,400   Michigan State Housing Development Authority, Limited Obligation          4/04 at 103           AAA        2,485,152
                 Revenue Bonds (Walled Lake Villa Project), Series 1993,
                 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited Obligation         10/03 at 103           AAA        1,524,855
                 Revenue Bonds (Brenton Village Green Project), Series 1993,
                 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing              4/03 at 102           AAA          806,867
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Michigan, Multifamily Housing
                Refunding Revenue Bonds (FHA-Insured Mortgage Loan - Section 8
                Assisted Project), Series 1992A:
        1,000    6.600%, 6/01/13                                                          6/03 at 102           AAA        1,043,720
        1,500    6.600%, 6/01/22                                                          6/03 at 102           AAA        1,561,560


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.2%

          315   Michigan State Housing Development Authority, Single Family               6/05 at 102           AA+          318,837
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.8%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and Ionia,          5/09 at 100           AAA        1,055,830
                 Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, Michigan,                 5/03 at 102           AAA          758,288
                 1993 School Building, Site and Refunding Bonds, 5.900%, 5/01/16

        1,500   City of Detroit School District, Wayne County, Michigan, School           5/09 at 101           AAA        1,395,795
                 Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        3,000   Dexter Community Schools, Counties of Washtenaw and                       5/03 at 102           AAA        3,006,360
                 Livingston, Michigan, 1993 School Building, Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/17

        1,000   Durand Area Schools, County of Shiawasee, Michigan, General               5/07 at 100           AAA        1,014,720
                 Obligation Bonds, Series 1997, 5.375%, 5/01/23

        3,815   City of East Lansing Building Authority, Counties of Ingham and           4/11 at 100            AA        3,895,458
                 Clinton, Michigan, 2000 Building Authority Bonds (General
                 Obligation - Unlimited Tax), 5.375%, 4/01/25

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe,                     5/10 at 100           AAA        1,320,960
                 Michigan, 2000 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series A, 5.625%, 5/01/16

        1,100   Commonwealth of Puerto Rico, Public Improvement Refunding             7/07 at 101 1/2             A        1,175,372
                 Bonds (General Obligation Bonds), Series 1997, 5.750%, 7/01/17

          380   Reeths-Puffer Schools, County of Muskegon, Michigan,                      5/05 at 101           AAA          397,868
                 1995 School Building, Site and Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and              5/10 at 100           AAA        1,066,040
                 Macomb, Michigan, 2000 School Building, Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), Series I,
                 5.750%, 5/01/19

        1,500   Romulus Community Schools, County of Wayne, Michigan,                     5/09 at 100           AAA        1,668,585
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/25

        2,500   West Bloomfield School District, County of Oakland, Michigan,             5/10 at 100           AAA        2,695,400
                 2000 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.800%, 5/01/17

        1,000   Western Townships Utilities Authority, Michigan, Sewage                   1/02 at 100           AAA        1,014,710
                 Disposal System Refunding Bonds, Series 1991, 6.500%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.3%

        5,750   City of Detroit, Michigan, Convention Facility Limited Tax Revenue        9/03 at 102           AAA        5,926,123
                 Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

        1,400   City of Detroit, Michigan, Downtown Development Authority,                7/08 at 100           AAA        1,313,368
                 Tax Increment Refunding Bonds (Development Area No. 1
                 Projects), Series 1998A, 4.750%, 7/01/25

        7,000   City of Detroit, Wayne County, Michigan, Stadium Authority,               2/07 at 102           AAA        7,040,530
                 Building Authority Bonds (Limited Tax - General Obligation),
                 Series 1997, 5.250%, 2/01/27


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,000   Michigan Municipal Bond Authority, State Drinking Water Revolving        10/09 at 101           AAA      $ 5,228,450
                 Fund Revenue Bonds, Series 1999, 5.500%, 10/01/21

        2,750   Michigan State Building Authority, 1991 Revenue Refunding                10/01 at 102           AA+        2,820,950
                 Bonds, Series I, 6.250%, 10/01/20

        1,500   Michigan State Building Authority, 2000 Revenue Bonds (Facilities        10/10 at 100           AA+        1,543,770
                 Program), Series I, 5.375%, 10/15/20

                Michigan State Building Authority, 2001 Revenue Bonds (Facilities
                Program), Series I:
        2,720    5.500%, 10/15/19                                                        10/11 at 100           AA+        2,844,059
        3,500    5.000%, 10/15/24                                                        10/11 at 100           AA+        3,454,780

        2,275   State of Michigan, Comprehensive Transportation Bonds,                    5/02 at 100            AA        2,324,186
                 Series 1992A, 5.750%, 5/15/12

        1,000   Puerto Rico Highway and Transportation Authority, Highway                 7/16 at 100             A          986,780
                 Revenue Bonds, Series Y of 1996, 5.000%, 7/01/36

        3,615   Saginaw-Midland, Michigan, Municipal Water Supply Corporation,        9/02 at 101 1/2            A2        3,681,227
                 Water Supply System Revenue Bonds (Limited Tax - General
                 Obligation), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.2%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,            6/03 at 102          BBB-        1,018,650
                 1993 Series A (American Airlines, Inc. Project), 6.300%, 6/01/23
                 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne            12/08 at 101           AAA        1,932,220
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)

        1,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne            12/08 at 101           AAA          955,380
                 County Airport, Airport Revenue Bonds, Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.3%

        2,000   Board of Control of Ferris State University, Michigan, General           10/03 at 102           AAA        2,174,760
                 Revenue Bonds, Series 1993, 6.250%, 10/01/19
                 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund                  No Opt. Call           AAA        2,113,410
                 Revenue Bonds, Series 1994, 7.000%, 10/01/03

        1,000   Michigan State Building Authority, 1991 Revenue Bonds, Series II,        10/01 at 102        AA+***        1,025,800
                 6.250%, 10/01/20 (Pre-refunded to 10/01/01)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue               5/03 at 102           AAA        3,167,250
                 Refunding Bonds (St. John Hospital), Series 1993A,
                 6.000%, 5/15/13

          620   Reeths-Puffer Schools, County of Muskegon, Michigan, 1995                 5/05 at 101           AAA          676,432
                 School Building, Site and Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

        4,020   Michigan Public Power Agency, Refunding Revenue Bonds (Belle              1/03 at 102           AA-        4,042,874
                 River Project), 1993 Series A, 5.250%, 1/01/18

        1,000   Michigan South Central Power Agency, Power Supply System                 No Opt. Call          Baa1        1,057,970
                 Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Limited Obligation Refunding Revenue             6/03 at 102           AAA        3,715,880
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

        3,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call           Aaa        3,087,930
                 Bonds (Detroit Edison Company), Series 1995CC, 4.850%, 9/01/30
                 (Mandatory put 9/01/11)

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue             9/09 at 102           AAA        1,029,760
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative Minimum Tax)

                County of Monroe, Michigan, Pollution Control Revenue Bonds
                (Detroit Edison Company Project), Series CC-1992:
        2,500    6.550%, 6/01/24 (Alternative Minimum Tax)                                6/03 at 102           AAA        2,663,225
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax)                                9/03 at 102           AAA        1,606,890

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds              No Opt. Call           AAA        6,507,060
                 (Detroit Edison Company Project), Series A-1994,
                 6.350%, 12/01/04 (Alternative Minimum Tax)


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.4%

$       2,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/07 at 101           AAA      $ 2,072,280
                 Bonds, Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/03 at 102           AAA        3,909,556
                 and Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1999-A:
        5,000    5.750%, 7/01/26                                                          1/10 at 101           AAA        5,325,050
        2,000    5.875%, 7/01/27                                                          1/10 at 101           AAA        2,150,399

        2,700   City of Detroit, Michigan, Water Supply System Revenue Senior             7/11 at 100           AAA        2,705,048
                 Lien Bonds, 2001 Series A, 5.250%, 7/01/33

        4,000   City of Detroit, Michigan, Water Supply System Revenue Senior             1/10 at 101           AAA        4,480,399
                 Lien Bonds, Series 1999-A, 5.750%, 7/01/26

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System                     7/08 at 101           AAA          931,649
                 Improvement and Refunding Revenue Bonds, Series 1998A,
                 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     166,405   Total Investments (cost $161,126,835) - 98.9%                                                            171,846,167
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       1,937,890
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $173,784,057
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.1%

$       2,440   Ohio Water Development Authority, Revenue Bonds (USA Waste                3/02 at 102           N/R      $ 2,520,056
                 Services), Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4%

        3,065   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3        3,229,744
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.9%

          825   Bowling Green State University, Ohio, General Receipts Bonds,            12/01 at 102             A          851,153
                 Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds, Series 1997A1                6/07 at 102           AAA        3,787,814
                 (Supplemental Student Loan Program), 5.850%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facility Commission, Higher Educational          12/04 at 102           AAA        1,056,580
                 Facility Revenue Bonds (University of Dayton 1994 Project),
                 5.800%, 12/01/14

        2,400   Ohio Higher Educational Facility Commission, Higher Educational          12/03 at 102           AAA        2,639,976
                 Facility Mortgage Revenue Bonds (University of Dayton 1992
                 Project), 6.600%, 12/01/17

        1,200   Ohio Higher Educational Facility Commission, Higher Educational           9/06 at 101           N/R        1,246,104
                 Facility Revenue Bonds (University of Findlay 1996 Project),
                 6.125%, 9/01/16

        1,575   Ohio State University, General Receipts Bonds, Series 1992A1,            12/02 at 102            AA        1,660,271
                 5.875%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.6%

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds,
                Series 1991 (Guernsey Memorial Hospital Project):
        1,680    8.000%, 12/01/06                                                        12/01 at 102           BBB        1,722,823
          750    8.000%, 12/01/11                                                        12/01 at 102           BBB          768,398

        2,675   County of Clermont, Ohio, Hospital Facilities Revenue Refunding           1/03 at 102           AAA        2,768,866
                 Bonds, Series 1993A (Mercy Health System), 5.875%, 1/01/15

        1,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding              2/07 at 102           AAA        1,046,820
                 Revenue Bonds, Series 1997 (MetroHealth System Project),
                 5.625%, 2/15/17

        1,170   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,              2/03 at 102           Aa3        1,217,011
                 Series 1993 (Health Cleveland, Inc. - Fairview General
                 Hospital Project), 6.300%, 8/15/15

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A (The Children's Hospital Project):
        1,000    5.750%, 11/01/20                                                        11/06 at 101           Aa2        1,032,440
        1,500    5.875%, 11/01/25                                                        11/06 at 101           Aa2        1,552,890

        1,500   County of Franklin, Ohio, Hospital Revenue Refunding and                 11/02 at 102           Aa2        1,590,285
                 Improvement Bonds, 1992 Series A (The Children's Hospital
                 Project), 6.600%, 5/01/13

        2,500   County of Marion, Ohio, Hospital Refunding and Improvement                5/06 at 102          BBB+        2,547,175
                 Revenue Bonds, Series 1996 (The Community Hospital),
                 6.375%, 5/15/11

        1,500   County of Montgomery, Ohio, Hospital Facilities Revenue                   4/06 at 102           AAA        1,569,345
                 Refunding and Improvement Bonds, Series 1996 (Kettering
                 Medical Center), 5.625%, 4/01/16

        2,500   County of Richland, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101            A-        2,481,650
                 Bonds, Series 2000B (MedCentral Health System Obligated
                 Group), 6.375%, 11/15/30

        1,500   City of Steubenville, Ohio, Hospital Facilities Revenue Refunding        10/10 at 100            A3        1,581,765
                 and Improvement Bonds, Series 2000 (Trinity Health System),
                 6.375%, 10/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.0%

        1,385   County of Clermont, Ohio, Mortgage Revenue Bonds,                         8/03 at 103           Aaa        1,406,024
                 Series 1994-A (GNMA Collateralized - S.E.M. Villa II Project),
                 5.950%, 2/20/30


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,435   County of Cuyahoga, Ohio, Multifamily Housing Revenue                     6/08 at 105           Aaa      $ 1,512,677
                 Bonds, Series 1997 (Water Street Associates Project),
                 6.150%, 12/20/26 (Alternative Minimum Tax)

          985   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue            1/05 at 103            Aa          969,644
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        6,155   County of Franklin, Ohio, Mortgage Revenue Bonds,                         1/02 at 103            Aa        6,367,101
                 Series 1992A (FHA-Insured Mortgage Loan - Kensington Place
                 Project), 6.750%, 1/01/34

        5,200   County of Hamilton, Ohio, Multifamily Housing Revenue Bonds,              1/07 at 102           AAA        5,249,140
                 Series 1997 (Huntington Meadows Project), 5.700%, 1/01/27
                 (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio,                    1/04 at 102           Aaa        4,159,186
                 Mortgage Revenue Refunding Bonds, Series 1999A (FHA-Insured
                 Mortgage Loan - Northgate Apartments Section 8 Assisted
                 Project), 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue                 12/09 at 100           AAA        3,404,611
                 Bonds, Series 1999C (Timber Lake  Apartments Project),
                 6.150%, 12/01/24 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing Mortgage, Revenue                    2/09 at 102           Aa2        4,499,337
                 Refunding Bonds, Series 1999G (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.4%

        2,995   Ohio Housing Finance Agency, Residential Mortgage Revenue                 9/09 at 100           Aaa        3,177,605
                 Bonds, 2000 Series A1 (Mortgage-Backed Securities Program),
                 6.350%, 9/01/31 (Alternative Minimum Tax)

        2,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                 8/10 at 100           Aaa        2,091,920
                 Bonds, Series 2000F (Mortgage-Backed Securities Program),
                 5.625%, 9/01/16

        3,080   Ohio Housing Finance Agency, Residential Mortgage Revenue                 9/07 at 102           Aaa        3,151,733
                 Bonds, 1996 Series B-3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        4,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                 9/08 at 102           Aaa        4,026,640
                 Bonds, 1997 Series B (Mortgage-Backed Securities Program),
                 5.400%, 9/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        1,365   County of Franklin, Ohio, Healthcare Facilities Revenue Bonds,            7/03 at 102           N/R        1,264,577
                 Series 1993 (Ohio Presbyterian Retirement Services),
                 6.500%, 7/01/23

        1,000   County of Marion, Ohio, Healthcare Facilities Refunding and              11/03 at 102          BBB-          950,250
                 Improvement Revenue Bonds, Series 1993 (United Church
                 Homes, Inc. Project), 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.3%

        1,000   Ansonia Local School District, County of Darke, Ohio, General            12/10 at 102           Aaa        1,040,590
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation - Unlimited Tax):
          650    7.500%, 12/15/06                                                        12/03 at 102           AAA          726,499
          680    7.450%, 12/15/07                                                        12/03 at 102           AAA          759,261

        1,750   Brecksville-Broadview Heights City School District, Ohio,                12/06 at 102           AAA        1,985,288
                 School Improvement Bonds, Series 1996 (General Obligation -
                 Unlimited Tax), 6.500%, 12/01/16

        1,000   Cincinnati City School District, County of Hamilton, Ohio,               12/11 at 100           AAA        1,060,990
                 School Improvement Bonds, Series 2001 (General Obligation -
                 Limited Tax), 5.375%, 12/01/15

        2,000   City of Columbus, Ohio, General Obligation Refunding Bonds,               1/02 at 102           Aaa        2,070,240
                 Series 1992B, 6.500%, 1/01/10

        1,000   City of Dublin, Ohio, Various Purpose Improvement Bonds,                 12/10 at 100           Aa1        1,000,300
                 Series 2000A (Unlimited Tax), 5.000%, 12/01/20

        1,300   County of Franklin, Ohio, Refunding Bonds, Series 1993                   12/08 at 102           AAA        1,347,203
                 (General Obligation - Limited Tax), 5.375%, 12/01/20

        1,505   Greater Cleveland Regional Transit Authority, Ohio, Capital              12/06 at 101           Aaa        1,669,346
                 Improvement Bonds, Series 1996 (General Obligation),
                 5.650%, 12/01/16

        1,000   Hilliard City School District, Ohio, School Improvement Bonds,           12/10 at 101           AAA        1,071,980
                 Series 2000 (General Obligation), 5.750%, 12/01/24

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   Lakota Local School District, County of Butler, Ohio, School              6/11 at 100           Aaa      $ 2,002,920
                 Improvement and Refunding Bonds, Series 2001 (General
                 Obligation - Unlimited Tax), 5.125%, 12/01/26

        1,260   Morgan Local School District, Counties of Morgan, Muskingum              12/10 at 101           AA-        1,350,695
                 and Washington, Ohio, School Improvement Bonds, Series 2000
                 (General Obligation - Unlimited Tax), 5.750%, 12/01/22

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General Obligation - Unlimited Tax):
          650    9.750%, 12/01/03                                                        No Opt. Call           AAA          746,207
          715    9.700%, 12/01/04                                                        No Opt. Call           AAA          856,713

        1,500   Plain Local School District, Counties of Franklin and Licking,           12/10 at 100           Aaa        1,644,075
                 Ohio, Various Purpose Bonds, Series 2000 (General
                 Obligation - Unlimited Tax), 6.000%, 12/01/20

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/06 at 101 1/2             A        2,042,800
                 of 1996 (General Obligation), 5.400%, 7/01/25

        1,300   Commonwealth of Puerto Rico, Public Improvement Refunding             7/07 at 101 1/2             A        1,389,076
                 Bonds, Series 1997 (General Obligation), 5.750%, 7/01/17

        1,000   Revere Local School District, Ohio, School Improvement Bonds,            12/03 at 102           AAA        1,074,050
                 Series 1993 (General Obligation - Unlimited Tax), 6.000%, 12/01/16

        2,870   City of Strongsville, Ohio, Various Purpose Improvement Bonds,           12/06 at 102           Aa3        3,075,205
                 Series 1996 (General Obligation - Limited Tax), 5.950%, 12/01/21

        1,135   City of Toledo, Ohio, Various Purpose Improvement Bonds,                 No Opt. Call           AAA        1,235,300
                 Series 1994 (General Obligation - Limited Tax), 7.000%, 12/01/03

        1,000   Upper Arlington City School District, Ohio, Improvement Bonds,           12/06 at 101           AAA        1,010,920
                 Series 1996 (General Obligation), 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County of               12/06 at 101           AAA        2,144,720
                 Warren, Ohio, School Improvement Bonds, Series 1996
                 (General Obligation - Unlimited Tax), 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District,                 12/05 at 100           AAA        3,227,100
                 County of Clermont, Ohio, School Improvement Bonds,
                 Series 1995 (General Obligation - Unlimited Tax),
                 6.000%, 12/01/18

        1,000   City of Westlake, Ohio, Various Purpose Improvement and                  12/08 at 101           Aaa        1,058,170
                 Refunding Bonds, Series 1997 (General Obligation),
                 5.550%, 12/01/17

        1,820   Worthington City School District, County of Franklin, Ohio,               6/02 at 102           AAA        1,907,760
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.375%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.1%

        1,250   City of Columbus, Ohio, Tax Increment Financing Bonds (Easton             6/09 at 101           AAA        1,204,363
                 Project), Series 1999, 4.875%, 12/01/24

        7,000   County of Hamilton, Ohio, Sales Tax Bonds, Subordinate Series B,         No Opt. Call           Aaa        1,627,570
                 0.000%, 12/01/28

        1,000   Ohio Building Authority, State Facilities Bonds (Juvenile                10/02 at 102            AA        1,057,050
                 Correctional Building Fund Projects), 1992 Series B,
                 6.000%, 10/01/12

        3,000   Ohio Building Authority, State Facilities Bonds (Adult Correctional      10/03 at 102            AA        3,253,680
                 Building Fund Projects), 1993 Series A, 6.125%, 10/01/12

          805   Ohio Department of Transportation, Certificates of Participation         10/01 at 101            AA          814,402
                 (Rickenbacker Port Authority Improvements), 6.125%, 4/15/15
                 (Alternative Minimum Tax)

        1,500   Ohio State Public Facilities Commission, Higher Education Capital        12/01 at 102            AA        1,543,770
                 Facilities Bonds, Series II-1992A, 5.500%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.2%

          500   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Online              4/03 at 100           N/R          506,525
                 Computer Library Center, Incorporated Project), 6.000%, 4/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.3%

        3,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                    1/10 at 101           AAA        2,934,300
                 Series 2000A, 5.000%, 1/01/31

        3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue             9/06 at 102           AAA        3,536,673
                 Bonds, Series 1996, 5.500%, 9/15/22


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Columbus Municipal Airport Authority, Ohio, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
$         830    5.950%, 1/01/08 (Alternative Minimum Tax)                                1/04 at 102           AAA      $   877,219
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax)                                1/04 at 102           AAA        1,045,680

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding                2/08 at 102           BBB        1,389,795
                 Bonds, Series 1998A (Emery Air Freight Corporation and
                 Emery Worldwide Airlines, Inc. - Guarantors), 5.625%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.2%

        2,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds,               1/02 at 102        N/R***        2,075,840
                 Series 1992 (The Barberton Citizens Hospital Company Project),
                 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

        1,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding             1/02 at 102       Baa1***        1,038,340
                 and Improvement Bonds, Series 1991 (Fort Hamilton-Hughes
                 Memorial Hospital Center), 7.500%, 1/01/10 (Pre-refunded
                 to 1/01/02)

        2,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds,             12/01 at 102           AAA        2,068,980
                 Series 1991 (Timken Mercy Medical Center), 7.125%, 12/01/18
                 (Pre-refunded to 12/01/01)

        2,500   County of Clermont, Ohio, Waterworks System Revenue Bonds,               12/01 at 102           AAA        2,582,375
                 Series 1991, 6.625%, 12/01/14 (Pre-refunded to 12/01/01)

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage              11/04 at 102           AAA        2,270,360
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04)

          590   City of Cleveland, Ohio, Public Power System Improvement                 11/01 at 102           AAA          609,045
                 First Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17
                 (Pre-refunded to 11/15/01)

        1,575   City of Cleveland, Ohio, Waterworks Improvement First Mortgage            1/02 at 102           AAA        1,631,086
                 Revenue Bonds, Series F 1992A, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)

        2,745   City of Cleveland, Ohio, Waterworks Improvement First Mortgage            1/02 at 102           AAA        2,842,749
                 Revenue Refunding Bonds, Series F 1992B, 6.500%, 1/01/11
                 (Pre-refunded to 1/01/02)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/06 at 102           AAA        4,376,592
                 Revenue Bonds, 1st Mortgage Series 1996-H, 5.750%, 1/01/26
                 (Pre-refunded to 1/01/06)

        1,950   City School District of Columbus, Franklin County, Ohio, School          12/02 at 102           AAA        2,086,539
                 Building Renovation and Improvement Bonds, Series 1992
                 (General Obligation - Unlimited Tax), 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

        1,500   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,             1/02 at 102        AA-***        1,555,620
                 Series 1992 (University Hospitals Health System, Inc. Project),
                 6.500%, 1/15/19 (Pre-refunded to 1/15/02)

        2,000   Dublin City School District, Counties of Franklin, Delaware and          12/02 at 102           AAA        2,127,800
                 Union, Ohio, Various Purpose School Building Construction
                 and Improvement Bonds (General Obligation - Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

        2,480   County of Franklin, Ohio, First Mortgage Revenue Bonds,                  12/01 at 103           AAA        2,824,447
                 Series 1979 (Online Computer Learning Center, Inc. Project),
                 7.500%, 6/01/09

        3,250   City of Garfield Heights, Ohio, Hospital Improvement and                 11/02 at 102        Aa3***        3,469,408
                 Refunding Revenue Bonds, Series 1992B (Marymount Hospital
                 Project), 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        3,000   Kent State University, Ohio, General Receipts Bonds, Series 1992,         5/02 at 102           AAA        3,144,450
                 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

        2,100   Lakota Local School District, County of Butler, Ohio, School             12/05 at 100           AAA        2,340,492
                 Improvement Bonds, Series 1994 (General Obligation -
                 Unlimited Tax), 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,000   City of Newark, Ohio, Water System Improvement Bonds (General            12/03 at 102           AAA        1,087,040
                 Obligation - Limited Tax), 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/03)

        2,500   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/02 at 101 1/2           AAA        2,625,975
                 of 1992 (General Obligation), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

        1,400   Reynoldsburg City School District, Ohio, School Building                 12/02 at 102           AAA        1,496,208
                 Construction and Improvement Bonds (General Obligation),
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

        1,000   Solon City School District, Ohio, School Improvement Bonds,              12/01 at 102        N/R***        1,034,220
                 Series 1990 (General Obligation - Unlimited Tax),
                 7.150%, 12/01/13 (Pre-refunded to 12/01/01)

        1,000   Sylvania City School District, Ohio, General Obligation Unlimited        12/05 at 101           AAA        1,056,940
                 Tax Bonds, Series 1995, 5.800%, 12/01/15 (Pre-refunded to 12/01/05)

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.8%

$       2,410   City of Cleveland, Ohio, Public Power System Improvement First           11/01 at 102           AAA      $ 2,485,120
                 Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

        1,250   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,          10/02 at 102           AAA        1,314,937
                 1992 Series B, 6.300%, 10/15/25

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                               10/04 at 102           AAA        2,118,200
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                               10/04 at 102           AAA        4,236,400

        3,000   Ohio Air Quality Development Authority, Air Quality Development           4/07 at 102           AAA        3,099,450
                 Revenue Bonds (JMG Funding Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.0%

                City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                         6/11 at 100           AA+        1,057,100
        6,010    5.000%, 12/01/18                                                         6/11 at 100           AA+        6,053,693
        3,000    5.000%, 12/01/19                                                         6/11 at 100           AA+        3,012,510
        1,000    5.000%, 12/01/20                                                         6/11 at 100           AA+        1,000,320

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage           No Opt. Call           AAA        1,081,780
                 Refunding Revenue Bonds, Series G 1993, 5.500%, 1/01/21

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Refunding Bonds, Series F 1992B:
          255    6.500%, 1/01/11                                                          1/02 at 102           AAA          263,956
        3,720    6.250%, 1/01/16                                                          1/02 at 102           AAA        3,840,826

        1,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/08 at 101           AAA          981,970
                 Revenue Bonds, Series I 1998, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/06 at 102           AAA           41,907
                 Revenue Bonds, 1st Mortgage Series 1996-H, 5.750%, 1/01/26

        2,500   City of Columbus, Ohio, Sewerage System Revenue Refunding                 6/02 at 102           Aa2        2,616,950
                 Bonds, Series 1992, 6.250%, 6/01/08

        2,110   County of Hamilton, Ohio, Metropolitan Sewer District of Greater          6/10 at 101           AAA        2,254,408
                 Cincinnati, Sewer System Improvement Revenue Bonds,
                 Series 2000A, 5.750%, 12/01/25

        1,000   County of Montgomery, Ohio, Greater Moraine Beavercreek Sewer            11/02 at 102           AAA        1,054,800
                 District, Water Revenue Bonds, Series 1992, 6.250%, 11/15/17

        2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement           11/05 at 101           AAA        2,085,499
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        1,000   Ohio Water Development Authority, Water Development Revenue               6/05 at 102           AAA        1,055,309
                  Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

        1,250   City of Oxford, Ohio, Water Supply System Mortgage Revenue               12/02 at 102           AAA        1,321,737
                 Bonds, Series 1992 Refunding, 6.000%, 12/01/14

        2,000   Southwest Regional Water District, Ohio, Waterworks System               12/05 at 101           AAA        2,168,179
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     219,730   Total Investments (cost $213,028,533) - 97.3%                                                            223,879,603
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                       6,284,552
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $230,164,155
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

$       1,000   State of Ohio, Higher Educational Facilities Revenue Bonds               12/10 at 101           AAA      $ 1,041,120
                 (University of Dayton 2000 Project), 5.500%, 12/01/25

        2,000   State of Ohio Higher Educational Facility Commission, Higher             11/11 at 101            AA        2,005,080
                 Educational Facility Revenue Bonds (Denison University 2001
                 Project), 5.200%, 11/01/26

        3,150   The Student Loan Funding Corporation, Cincinnati, Ohio, Student           7/02 at 100           N/R        3,186,540
                 Loan Subordinated Revenue Refunding Bonds, Series 1992D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,                   6/11 at 101           AAA        2,175,540
                 Series 2001A, 5.750%, 6/01/17


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.7%

        1,300   City of Akron, Ohio, Bath and Copley Joint Township Hospital             11/03 at 102          Baa1        1,268,722
                 District, Hospital Facilities Revenue Bonds, Series 1993A
                 (Summa Health System Project), 5.500%, 11/15/13

        1,950   County of Lucas, Ohio, Hospital Revenue Bonds, Series 1999               11/09 at 101           AAA        1,988,454
                 (ProMedica Healthcare Obligated Group), 5.375%, 11/15/29
                County of Miami, Ohio, Hospital Facilities Revenue Refunding and
                Improvement Bonds, Series 1996A (Upper Valley Medical Center):
        2,405    6.250%, 5/15/16                                                          5/06 at 102          Baa1        2,354,832
        2,500    6.375%, 5/15/26                                                          5/06 at 102          Baa1        2,449,400

                City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                Bonds, Series 1998 (Parma Community Hospital Association):
        2,250    5.250%, 11/01/13                                                        11/08 at 101            A-        2,222,820
        2,000    5.375%, 11/01/29                                                        11/08 at 101            A-        1,878,440

        1,500   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,           10/03 at 102          Baa2        1,427,175
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

        1,790   Lucas Northgate Housing Development Corporation, Ohio,                    1/04 at 102           Aaa        1,834,625
                 Mortgage Revenue Refunding Bonds, Series 1999A (FHA-Insured
                 Mortgage Loan - Northgate Apartments Section 8 Assisted Project),
                 5.950%, 7/01/19

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue                 4/11 at 102           Aa2        2,907,561
                 Bonds, Series 2001A (Asbury Woods Project), 5.450%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

        2,475   Ohio Housing Finance Agency, Residential Mortgage Revenue                 8/10 at 100           Aaa        2,584,197
                 Bonds, 2000 Series C (Mortgage-Backed Securities Program),
                 6.050%, 3/01/32 (Alternative Minimum Tax)

        3,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                 8/10 at 100           Aaa        3,135,150
                 Bonds, 2000 Series D (Mortgage-Backed Securities Program),
                 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,065   Ohio Housing Finance Agency, Residential Mortgage Revenue                 8/10 at 100           Aaa        2,159,907
                 Bonds, 2000 Series F (Mortgage-Backed Securities Program),
                 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.2%

        1,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,           7/11 at 101           N/R          994,520
                 Series 2001A (Presbyterian Retirement Services), 7.125%, 7/01/29

        1,970   County of Hamilton, Ohio, Health Care Facilities Improvement             10/08 at 102             A        1,998,545
                  Revenue Bonds, Series 1999A (Twin Towers), 5.750%, 10/01/19

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.1%

$       2,440   Bay Village City School District, Ohio, School Improvement Bonds         12/10 at 100           Aa2      $ 2,411,062
                 (General Obligation - Unlimited Tax), Series 2001,
                 5.000%, 12/01/25

        2,000   Hamilton Local School District, Franklin County, Ohio, School            12/11 at 100           AAA        1,963,880
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 12/01/28

                Jackson City School District, Jackson County, Ohio, School
                Improvement Bonds (General Obligation - Unlimited Tax), Series
                2001:
          880    5.500%, 12/01/22                                                         6/11 at 100           Aaa          918,306
          935    5.500%, 12/01/23                                                         6/11 at 100           Aaa          974,962

        2,000   Lakota Local School District, Butler County, Ohio, School                 6/11 at 100           Aaa        2,002,920
                 Improvement and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/26

        1,000   Nordonia Hills City School District, Ohio, School Improvement            12/10 at 101           AAA        1,037,190
                 Bonds, Series 2000, 5.450%, 12/01/25

        1,850   Swanton Local School District, Fulton County, Ohio, General              12/11 at 101           AAA        1,875,919
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25

        2,000   Tipp City Exempted Village School District, Ohio, School Facilities       6/11 at 100           Aaa        1,979,480
                 Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/24

        1,485   West Chester Township, Butler County, Ohio, Various Purpose              11/11 at 101           Aaa        1,579,090
                 Refunding Bonds (General Obligation - Limited Tax), Series 2001,
                 5.500%, 12/01/17

        1,000   West Holmes Local School District, Ohio, School Improvement               6/07 at 101           AAA        1,021,710
                 Bonds, Series 1997, 5.375%, 12/01/23

        2,500   Westerville City School District, Franklin and Delaware Counties,         6/11 at 100           AAA        2,462,750
                 Ohio, General Obligation Various Purpose Bonds, Series 2001,
                 5.000%, 12/01/27

        2,965   City of Worthington, Franklin County, Ohio, Various Purpose Bonds        12/11 at 100           AA+        3,054,869
                 (General Obligation - Unlimited Tax), Series 2001,
                 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0%

        2,000   State of Ohio, Higher Education Capital Facilities Bonds,                 2/11 at 100           AA+        2,002,240
                 Series II-2001A, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                8/09 at 101           AAA        4,448,760
                 6.000%, 8/01/16

        6,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin           10/10 at 101          BBB-        6,481,800
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.2%

        1,000   City of Cleveland, Ohio, Airport Special Revenue Bonds (Continental       9/08 at 101            BB          801,210
                 Airlines Inc. Project), Series 1998, 5.375%, 9/15/27
                 (Alternative Minimum Tax)

        2,000   City of Cleveland, Ohio, Airport Special Revenue Bonds (Continental      12/09 at 101           N/R        1,752,240
                 Airlines Inc. Project), Refunding Series 1999, 5.700%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                    1/10 at 101           AAA          978,100
                 Series 2000A, 5.000%, 1/01/31

        2,000   State of Ohio, Turnpike Revenue Bonds (Issued by the Ohio Turnpike        2/11 at 100            AA        2,074,320
                 Commission), 2001 Series, 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding              No Opt. Call          Baa2        1,072,030
                 Bonds (CSX Transportation Inc. Project), Series 1992,
                 6.450%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.0%

                City of Lebanon, Ohio, Electric System Mortgage Revenue Bonds,
                Series 2001:
          565    5.500%, 12/01/17                                                        12/10 at 101           AAA          599,013
          910    5.500%, 12/01/18                                                        12/10 at 101           AAA          960,969

        2,000   Ohio Air Quality Development Authority, Revenue Bonds,                    6/03 at 102          BBB+        2,037,200
                 1985 Series A (Columbus Southern Power Company Project),
                 6.250%, 12/01/20

        2,000   Ohio Air Quality Development Authority, Air Quality Development           9/05 at 102            A3        2,040,520
                 Revenue Refunding Bonds, 1995 Series (Dayton Power and Light
                 Company Project), 6.100%, 9/01/30


                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,500   Ohio Air Quality Development Authority, Pollution Control Revenue        12/04 at 100          Baa3      $ 1,547,910
                 Refunding Bonds, Series 1999-C (Ohio Edison Company Project),
                 5.800%, 6/01/16 (Optional put 12/01/04)

        3,000   Ohio Water Development Authority, Pollution Control Revenue              No Opt. Call          Baa3        3,010,350
                 Refunding Bonds, Series 1999-A (Ohio Edison Company Project),
                 4.300%, 6/01/33 (Mandatory put 6/01/03)

        1,000   Ohio Water Development Authority, Solid Waste Disposal                    9/08 at 102           N/R          868,270
                 Revenue Bonds, Convertible Series 1998A (Bay Shore Power
                 Project), 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.9%

        1,700   City of Cincinnati, Ohio, Water System Revenue Bonds,                     6/11 at 100           AA+        1,711,627
                 Series 2001, 5.125%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      89,970   Total Investments (cost $89,753,076) - 98.8%                                                              91,281,325
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       1,142,507
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $92,423,832
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Texas Quality Income Municipal Fund (NTX)
                            Portfolio of
                                    Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.7%

$       4,500   Cass County Industrial Development Corporation, Texas,                    3/10 at 101          Baa1      $ 4,734,270
                 Environmental Improvement Revenue Bonds, 2000 Series A
                 (International Paper Company Project), 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid                 4/06 at 102           AA-        3,193,770
                 Waste Disposal Facility Bonds, Series 1996 (E.I. du Pont de
                 Nemours and Company Project), 6.400%, 4/01/26 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5%

          940   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                7/10 at 100           Aa3          990,525
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.1%

        2,255   Brazos Higher Education Authority, Inc., Texas, Student Loan              3/02 at 102           N/R        2,332,121
                 Revenue Refunding Bonds, Series 1992-A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

        1,055   Brazos Higher Education Authority, Inc., Texas, Student Loan             No Opt. Call           Aaa        1,125,010
                 Revenue Refunding Bonds, Series 1992C-1, 6.650%, 11/01/04
                 (Alternative Minimum Tax)

          205   Brazos Higher Education Authority, Inc., Texas, Student Loan             No Opt. Call           N/R          219,822
                 Revenue Refunding Bonds, Subordinate Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        1,000   City of Georgetown, Texas, Higher Education Finance Corporation,          2/04 at 100            A+        1,038,210
                 Higher Education Revenue Bonds, Series 1994 (Southwestern
                 University Project), 6.300%, 2/15/14

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties, Texas,       8/04 at 100           AAA        1,540,601
                 Combined Fee Improvement Revenue and Refunding Bonds,
                 Series 1994, 5.900%, 8/15/13

        2,330   City of Universal City, Texas, Education Facilities Corporation,          3/11 at 102            A-        2,347,498
                 Revenue Bonds, Series 2001 (Wayland  Baptist University
                 Project), 5.625%, 3/01/26

        2,000   Board of Regents of the University of Houston System, Texas,              2/05 at 100           AAA        2,125,640
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 5.6%

        5,000   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds                 4/08 at 102          BBB-        4,526,850
                 (Valero Energy Corporation Project), Series 1998, 5.600%, 4/01/32
                 (Alternative Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste                 6/08 at 102          BBB-        4,528,600
                 Disposal Revenue Bonds (Valero Refining and Marketing
                 Company Project), Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

        3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal                4/09 at 101          BBB-        2,756,640
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.3%

        3,500   Abilene Health Facilities Development Corporation, Texas,                 9/05 at 102           AAA        3,702,860
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

                Gregg County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                Series 2000:
        2,000    6.875%, 10/01/20                                                        10/10 at 101            AA        2,258,020
        3,250    6.375%, 10/01/25                                                        10/10 at 101            AA        3,517,215

        1,500   Harris County Health Facilities Development Corporation, Texas,           8/11 at 100            AA        1,503,975
                 Revenue Bonds (St. Luke's Episcopal Hospital), Series 2001A,
                 5.500%, 2/15/21 (WI, settling 8/01/01)

        1,000   Harris County Health Facilities Development Corporation, Texas,          10/09 at 101            AA          959,490
                 Hospital Revenue Bonds (Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

        2,000   Harris County Health Facilities Development Corporation, Texas,           6/11 at 101            A-        2,102,020
                 Hospital Revenue Bonds (Memorial Hermann Healthcare
                 System), Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue Bonds,         No Opt. Call            A-        3,439,708
                 Series 1992, 0.000%, 6/01/11


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of Investments July 31, 2001

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds            8/09 at 102           BBB      $ 1,677,738
                 (Campbell Health System), Series 1999, 6.250%, 8/15/19

        4,500   Port of Corpus Christi Authority of Nueces County, Texas,                 4/02 at 102           BBB        4,618,665
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

        5,350   Richardson Hospital Authority, Texas, Hospital Revenue Refunding         12/08 at 101          BBB+        4,699,173
                 and Improvement Bonds (Baylor/Richardson Medical Center
                 Project), Series 1998, 5.625%, 12/01/28

        1,050   Tarrant County Health Facilities Development Corporation, Texas,         11/08 at 101            A-          923,696
                 Hospital Revenue Bonds (Adventist  Health System/Sunbelt
                 Obligated Group), Series 1998, 5.375%, 11/15/20

        3,500   Tarrant County Health Facilities Development Corporation, Texas,         11/10 at 101            A-        3,687,915
                 Hospital Revenue Bonds (Adventist  Health System/Sunbelt
                 Obligated Group), Series 2000, 6.625%, 11/15/20

        1,500   Texas Health Facilities Development Corporation, Hospital                 8/03 at 102           AAA        1,564,935
                 Revenue Bonds (All Saints Episcopal Hospitals of Fort Worth
                 Project), Series 1993B, 6.250%, 8/15/22

        2,000   Tom Green County Health Facilities Development Corporation,               5/11 at 101          Baa3        2,004,560
                 Texas, Hospital Revenue Bonds (Shannon Health System
                 Project), Series 2001, 6.750%, 5/15/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

                Grand Prairie Housing Finance Corporation, Texas, Multifamily
                Housing Revenue Bonds (GNMA - Landings at Carrier Project),
                Series 2000A:
        1,000    6.650%, 9/20/22                                                          9/10 at 105           AAA        1,096,180
        2,030    6.750%, 9/20/28                                                          9/10 at 105           AAA        2,234,807

        5,668   Houston Housing Finance Corporation, Texas, Multifamily                   9/11 at 105           Aaa        5,963,133
                 Housing Revenue Bonds (GNMA Collateralized Mortgage -
                 RRG Apartments Project), Series 2001, 6.250%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.0%

          735   Baytown Housing Finance Corporation, Texas, Single Family                 9/02 at 103           Aa2          791,713
                 Mortgage Revenue Refunding Bonds, Series 1992-A,
                 8.500%, 9/01/11

        2,800   El Paso Housing Finance Corporation, Texas, Single Family Mortgage    4/11 at 106 3/4           AAA        2,976,820
                 Revenue Bonds, Series 2001A-3, 4.850%, 4/01/33

          500   Galveston Property Finance Authority, Inc., Texas, Single Family          9/01 at 103            A3          516,790
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        1,390   Harrison County Finance Corporation, Texas, Single Family                12/01 at 103            A1        1,435,300
                 Mortgage Revenue Refunding Bonds, Series 1991,
                 8.875%, 12/01/11

          930   Houston Housing Finance Corporation, Texas, Single Family                 6/03 at 102           AAA          949,679
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10

          545   Port Arthur Housing Finance Corporation, Texas, Single Family             9/02 at 103            A2          603,560
                 Mortgage Revenue Refunding Bonds, Series 1992,
                 8.700%, 3/01/12

        2,150   Travis County Housing Finance Corporation, Texas, Residential            12/01 at 103           AAA        2,221,208
                 Mortgage Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Senior Bonds, Series 1991A, 7.050%, 12/01/25

        2,355   Texas Department of Housing and Community Affairs, Single Family          9/06 at 102           AAA        2,475,293
                 Mortgage Revenue Bonds, 1996 Series E, 6.000%, 9/01/17

          720   Victoria Housing Finance Corporation, Texas, Single Family               No Opt. Call           Aaa          736,531
                 Mortgage Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.7%

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds (Buckner Retirement Services,
                Inc. Obligated Group Project), Series 1998:
        3,400    5.250%, 11/15/19                                                        11/08 at 101            A-        3,210,722
        5,000    5.250%, 11/15/28                                                        11/08 at 101            A-        4,584,750

        2,000   Tarrant County Health Facilities Development Corporation, Texas,          1/08 at 105           AAA        2,150,640
                 Tax-Exempt Mortgage Revenue Bonds (South Central Nursing
                 Homes Inc. Project), Series 1997A, 6.000%, 1/01/37


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of Investments July 31, 2001
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.4%

$       1,000   Caddo Mills Independent School District, Hunt County, Texas,              2/05 at 100           N/R      $ 1,098,920
                 Unlimited Tax School Building and Refunding Bonds, Series 1995,
                 6.375%, 8/15/25

        4,130   Coppell Independent School District, Dallas County, Texas,           8/09 at 75 11/32           AAA        2,067,561
                 Unlimited Tax School Building and Refunding Bonds, Series 1992,
                 0.000%, 8/15/14

        1,475   City of Corpus Christi, Texas, General Improvement and Refunding          3/02 at 100           AAA        1,508,350
                 Bonds, Series 1992, 6.700%, 3/01/08

        1,450   Donna Independent School District, Hidalgo County, Texas,                 2/11 at 100           AAA        1,598,814
                 Unlimited Tax School Building Bonds, Series 2000,
                 6.000%, 2/15/17

        2,800   City of Ennis, Texas, General Obligation Refunding and                    8/02 at 100           AAA        2,897,552
                 Improvement Bonds, Series 1992, 6.500%, 8/01/13

        2,000   Harlingen Consolidated Independent School District, Cameron               8/09 at 100           AAA        2,072,820
                 County, Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29

        3,600   Klein Independent School District, Harris County, Texas, Unlimited        8/09 at 100           AAA        3,615,300
                 Tax Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        5,220   Leander Independent School District, Williamson and Travis             8/09 at 46 3/4           AAA        1,568,662
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,545   Montgomery County, A political subdivision of the State of Texas,      9/07 at 72 3/8           AAA          807,680
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

        2,000   Northside Independent School District, Bexar County, Texas,               8/10 at 100           AAA        2,140,220
                 Unlimited Tax School Building and Refunding Bonds, Series 2000,
                 5.875%, 8/15/25

        1,825   Socorro Independent School District, El Pasco County, Texas,              2/06 at 100           Aaa        1,885,535
                 Unlimited Tax School Building Bonds, Series 1996,
                 5.750%, 2/15/21

        2,000   State of Texas, Veterans Land Bonds (General Obligation Bonds),          12/04 at 100           Aa1        2,069,620
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, Veterans Housing Assistance Bonds (General               12/03 at 102           Aa1        3,645,340
                 Obligation Bonds), Series 1993, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        2,000   State of Texas, General Obligation Bonds (Water Financial                 8/11 at 100           Aa1        2,019,380
                 Assistance), Series 2001, 5.250%, 8/01/23

        1,795   United Independent School District, Webb County, Texas, Unlimited         8/12 at 100           AAA        1,861,559
                 Tax School Building Bonds, Series 2000, 5.375%, 8/15/18

        5,290   Weslaco Independent School District, Hidlago County, Texas,               2/10 at 100           Aaa        5,421,986
                 General Obligation School Building Bonds, Series 2000,
                 5.500%, 2/15/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/22                                                      8/13 at 61 7/32           AAA          305,900
        1,000    0.000%, 8/15/23                                                     8/13 at 57 31/32           AAA          287,920
        1,000    8/15/24                                                               8/13 at 54 7/8           AAA          270,890


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.3%

        4,500   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien              11/09 at 100           AAA        4,751,145
                  Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue          12/11 at 100           AAA          967,350
                 Bonds, Series 2001A, 5.000%, 12/01/31 (WI, settling 8/09/01)

        1,450   Galveston Industrial Development Corporation, Texas, Sales Tax            9/05 at 100           AAA        1,540,466
                 Revenue Bonds, Series 1995, 5.750%, 9/01/15

        1,575   Harris County, Texas, Toll Road Unlimited Tax and Subordinate             8/02 at 102           AA+        1,659,231
                 Lien Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

          800   City of Laredo, Webb County, Texas, Combination Tax and                   8/04 at 100           AAA          855,864
                 Waterworks System, Revenue Certificates of Obligation,
                 Series 1994, 5.625%, 8/15/11

        1,000   City of Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,              3/09 at 100           AAA        1,004,350
                 Series 2001, 5.300%, 3/15/26

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds             8/06 at 102           AAA        4,761,276
                 (Henry B Gonzalez Convention Center Project), 5.700%, 8/15/26


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of Investments July 31, 2001
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.5%

$       5,295   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue      12/01 at 101          BBB-      $ 5,411,702
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        5,020   Dallas-Fort Worth International Airport, Texas, Facility Improvement      5/02 at 102           AAA        5,231,091
                 Corporation, United Parcel Service Inc. Revenue Bonds,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

        5,050   Dallas-Fort Worth International Airport, Texas, Facility Improvement     11/09 at 101          BBB-        5,090,956
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1999,
                 6.375%, 5/01/35 (Alternative Minimum Tax)

        1,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/04 at 102           AAA        1,013,170
                 Bonds, Series 1994, 5.375%, 8/15/20

          220   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/02 at 102           AAA          231,669
                 Bonds, Series 1992A, 6.500%, 8/15/17

          320   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/01 at 100           AAA          320,861
                 Bonds, Series 1992B, 6.625%, 8/15/17

        2,000   City of Houston, Texas, Airport System Subordinate Lien Revenue           7/10 at 100           AAA        2,053,340
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)

        5,000   City of Houston, Texas, Airport System Subordinate Lien Revenue           1/02 at 102           AAA        5,114,800
                  Bonds, Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

        2,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,            6/06 at 102          BBB-        2,055,080
                 1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.2%

          255   Abilene Housing Development Corporation, Texas, First Lien               No Opt. Call        N/R***          282,894
                 Revenue Bonds, Series 1978, 7.000%, 7/01/08

        1,185   Fort Bend County Levee Improvement District No. 11, Texas,                9/04 at 100           AAA        1,312,980
                 A Political Subdivision of the State of Texas, Unlimited Tax Levee
                 Improvement Bonds, Series 1994, 6.900%, 9/01/17 (Pre-refunded to 9/01/04)

        1,780   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/02 at 102           AAA        1,884,753
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

        1,000   North Central Texas Health Facilities Development Corporation,           No Opt. Call           AAA        1,095,660
                 Hospital Revenue Bonds (Presbyterian Healthcare System
                 Project), Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Texas, Special Facilities                No Opt. Call           AAA        3,617,975
                 Revenue Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

          665   City of San Antonio, Texas, Water System Revenue Refunding               No Opt. Call           AAA          760,940
                 Bonds, Series 1992, 6.500%, 5/15/10


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.6%

        1,500   Brazos River Authority, Texas, Collateralized Pollution Control          12/02 at 102           AAA        1,576,155
                 Revenue Refunding Bonds (Texas Utilities Electric Company
                 Project), Series 1992, 6.500%, 12/01/27 (Alternative Minimum Tax)

        2,500   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant           4/09 at 101          Baa1        2,362,200
                 Energy Incorporated Project), Series 1999A, 5.375%, 4/01/19

        2,000   Harris County Health Facilities Development Corporation, Texas,           2/10 at 100           AAA        2,112,420
                 Thermal Utility Revenue Bonds (TECO Project), Series 2000,
                 5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Matagorda County Navigation District Number One, Texas,                   7/03 at 102           AAA        1,587,015
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1993, 6.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.6%

        2,500   Bexar, Texas, Metropolitan Development Corporation, Water                 5/08 at 102           AAA        2,426,250
                 Facility Contract Revenue Bonds, Series 1998, 5.000%, 5/01/28

        7,000   City of Houston, Texas, Water and Sewer System Junior Lien               No Opt. Call           AAA        1,665,229
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

        1,000   City of Houston, Texas, Water and Sewer System Prior Lien                12/02 at 102           Aaa        1,060,889
                 Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        4,000   City of Houston, Texas, Water and Sewer System Junior Lien               12/10 at 100           AAA        4,004,079
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

          800   City of Houston, Texas, Water and Sewer System Junior Lien               12/07 at 101           AAA          810,439
                 Revenue Bonds, Series 1997C, 5.375%, 12/01/27

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,385   City of San Antonio, Texas, Water System Revenue Refunding                5/02 at 102           AAA      $ 2,499,718
                 Bonds, Series 1992, 6.500%, 5/15/10

        1,500   Texas Water Development Board, State Revolving Fund, Senior               7/09 at 100           AAA        1,551,179
                  Lien Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     221,113   Total Investments (cost $201,628,677) - 98.9%                                                            209,883,788
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       2,243,206
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $212,126,994
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Statement of
                                    Net Assets July 31, 2001

                                                                          ARIZONA           ARIZONA         MICHIGAN        MICHIGAN
                                                                          PREMIUM          DIVIDEND          QUALITY         PREMIUM
                                                                           INCOME         ADVANTAGE           INCOME          INCOME
                                                                            (NAZ)             (NFZ)            (NUM)           (NMP)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                  $93,582,014       $33,857,081     $267,556,723    $171,846,167
Cash                                                                      678,863           112,217          625,513         426,094
Receivables:
   Interest                                                               791,558           316,022        3,580,775       2,226,001
   Investments sold                                                       236,116                --               --              --
Other assets                                                               17,156             4,094           15,301           3,775
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                     95,305,707        34,289,414      271,778,312     174,502,037
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --                --               --              --
Payable for investments purchased                                             --                --               --              --
Accrued expenses:
   Management fees                                                         51,950            10,021          146,648          94,744
   Other                                                                   74,676            95,981           91,131          89,875
Preferred share dividends payable                                           8,425             3,451           28,841          14,101
Common share dividends payable                                            311,652           107,522          847,792         519,260
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                   446,703           216,975        1,114,412         717,980
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                            $94,859,004       $34,072,439     $270,663,900    $173,784,057
====================================================================================================================================
Preferred shares, at liquidation value                                $30,000,000       $12,000,000     $ 94,000,000    $ 56,000,000
====================================================================================================================================
Preferred shares outstanding                                                1,200               480            3,760           2,240
====================================================================================================================================
Common shares outstanding                                               4,390,118         1,536,384       11,535,341       7,695,609
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value,
   divided by Common shares outstanding)                              $     14.77       $     14.37     $      15.32    $      15.31
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                               OHIO             OHIO           TEXAS
                                                                                            QUALITY         DIVIDEND         QUALITY
                                                                                             INCOME        ADVANTAGE          INCOME
                                                                                              (NUO)            (NXI)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                   $223,879,603     $91,281,325     $209,883,788
Cash                                                                                            --               --       2,037,354
Receivables:
   Interest                                                                               2,676,249        1,324,399       3,435,861
   Investments sold                                                                       4,743,000          319,112         101,327
 Other assets                                                                                14,739            9,549          23,932
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                      231,313,591       92,934,385     215,482,262
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                              137,771           47,507              --
Payable for investments purchased                                                                --               --       2,443,251
Accrued expenses:
   Management fees                                                                          125,289           27,211         115,114
   Other                                                                                    154,702          119,680          93,994
Preferred share dividends payable                                                            18,505           12,744          18,508
Common share dividends payable                                                              713,169          303,411         684,401
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                   1,149,436          510,553       3,355,268
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $230,164,155      $92,423,832    $212,126,994
====================================================================================================================================
Preferred shares, at liquidation value                                                 $ 77,000,000      $31,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                                                  3,080            1,240           2,760
====================================================================================================================================
Common shares outstanding                                                                 9,510,936        4,214,908       9,440,806
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value,
   divided by Common shares outstanding)                                               $      16.10      $     14.57    $      15.16
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                    Operations Year Ended July 31, 2001

                                                                         ARIZONA           ARIZONA        MICHIGAN         MICHIGAN
                                                                         PREMIUM          DIVIDEND         QUALITY          PREMIUM
                                                                          INCOME         ADVANTAGE          INCOME          INCOME
                                                                           (NAZ)             (NFZ)*           (NUM)           (NMP)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $5,565,400        $  768,790      $15,607,067     $ 9,635,149
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          608,400            98,589        1,707,737       1,096,980
Preferred shares - auction fees                                           75,000            11,342          235,002         139,999
Preferred shares - dividend disbursing agent fees                          8,668             3,781          18,608           22,280
Shareholders' servicing agent fees and expenses                            7,171               282          30,583           22,702
Custodian's fees and expenses                                             37,503            13,551           70,135          51,147
Directors'/Trustees' fees and expenses                                     1,159               496            3,810           2,081
Professional fees                                                         14,447             7,305           14,721          13,579
Shareholders' reports - printing and mailing expenses                     18,632             9,397           33,211           1,486
Stock exchange listing fees                                               21,675             2,521           35,991          19,793
Investor relations expense                                                12,350             2,927           64,769          26,007
Other expenses                                                            11,748             1,483           17,070           7,858
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                             816,753           151,674        2,231,637       1,403,912
   Custodian fee credit                                                   (5,934)           (5,721)         (20,234)         (6,215)
   Expense reimbursement                                                      --           (45,205)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             810,819           100,748        2,211,403       1,397,697
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,754,581           668,042       13,395,664       8,237,452
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                    574,900           (64,221)         722,430       1,000,973
Change in net unrealized appreciation (depreciation)
   of investments                                                      1,610,292           432,476        8,535,587       7,232,198
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              2,185,192           368,255        9,258,017       8,233,171
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $6,939,773        $1,036,297      $22,653,681     $16,470,623
====================================================================================================================================

*    For the period January 31, 2001 (commencement of operations) through July
     31, 2001.

                                 See accompanying notes to financial statements.

                                                                                              OHIO             OHIO           TEXAS
                                                                                           QUALITY         DIVIDEND         QUALITY
                                                                                            INCOME        ADVANTAGE          INCOME
                                                                                             (NUO)            (NXI)**         (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                      $13,350,497       $1,352,253     $12,579,732
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          1,463,034          170,054       1,339,342
Preferred shares - auction fees                                                            192,501           15,925         172,499
Preferred shares - dividend disbursing agent fees                                           29,999            2,055          19,998
Shareholders' servicing agent fees and expenses                                             33,783              860          16,550
Custodian's fees and expenses                                                               90,610           15,321          43,334
Directors'/Trustees' fees and expenses                                                       3,060              685           2,664
Professional fees                                                                           27,191           10,561          18,962
Shareholders' reports - printing and mailing expenses                                       59,318           14,507           2,322
Stock exchange listing fees                                                                 22,529              343          16,178
Investor relations expense                                                                  34,651               --          23,848
Other expenses                                                                              17,188              388          15,901
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                             1,973,864          230,699       1,671,598
   Custodian fee credit                                                                    (22,877)          (9,373)        (15,150)
   Expense reimbursement                                                                        --          (78,487)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             1,950,987          142,839       1,656,448
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   11,399,510        1,209,414      10,923,284
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                      319,530          (25,604)      1,598,134
Change in net unrealized appreciation (depreciation)
   of investments                                                                        5,042,976        1,528,249       6,666,684
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                5,362,506        1,502,645       8,264,818
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             $16,762,016       $2,712,059     $19,188,102
===================================================================================================================================


**   For the period March 28, 2001 (commencement of operations) through July 31,
     2001.

                                 See accompanying notes to financial statements.


                            Statement of
                                    Changes in Net Assets
                                                                                       ARIZONA
                                                                                       DIVIDEND
                                                    ARIZONA PREMIUM INCOME (NAZ)    ADVANTAGE (NFZ)   MICHIGAN QUALITY INCOME (NUM)
                                                    ----------------------------   ----------------   -----------------------------
                                                                                           FOR THE
                                                                                    PERIOD 1/31/01
                                                                                     (COMMENCEMENT
                                                    YEAR ENDED        YEAR ENDED    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                       7/31/01           7/31/00   THROUGH 7/31/01          7/31/01         7/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 4,754,581       $ 4,661,222        $  668,042     $ 13,395,664    $ 13,701,756
Net realized gain (loss) from investment
   transactions                                        574,900           110,480           (64,221)         722,430         134,066
Change in net unrealized appreciation
   (depreciation) of investments                     1,610,292        (2,782,750)          432,476        8,535,587      (6,273,884)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           6,939,773         1,988,952         1,036,297       22,653,681       7,561,938
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                              (3,620,798)       (3,737,712)         (537,665)     (10,158,506)    (10,559,526)
   Preferred shareholders                           (1,026,132)       (1,096,502)         (126,749)      (3,290,957)     (3,452,672)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                 (26,704)               --                --         (222,220)       (871,610)
   Preferred shareholders                               (7,956)               --                --          (73,780)       (233,861)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                    (4,681,590)       (4,834,214)         (664,414)     (13,745,463)    (15,117,669)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                         --                --        21,858,485               --              --
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                                  314,009           357,127             4,296          326,968         393,288
Net proceeds from sale of
   Preferred shares                                         --                --        11,737,500               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                     314,009           357,127        33,600,281          326,968         393,288
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                2,572,192        (2,488,135)       33,972,164        9,235,186      (7,162,443)
Net assets at the beginning of period               92,286,812        94,774,947           100,275      261,428,714     268,591,157
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $94,859,004       $92,286,812       $34,072,439     $270,663,900    $261,428,714
===================================================================================================================================
Balance of undistributed net
   investment income at the end of period          $   228,590       $   120,939       $     3,628     $    116,948    $    169,982
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                         OHIO
                                                                                                                       DIVIDEND
                                                    MICHIGAN PREMIUM INCOME (NMP)        OHIO QUALITY INCOME (NUO)  ADVANTAGE (NXI)
                                                   -----------------------------      ---------------------------- ---------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 3/28/01
                                                                                                                      (COMMENCEMENT
                                                    YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED  OF OPERATIONS)
                                                       7/31/01           7/31/00           7/31/01          7/31/00 THROUGH 7/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 8,237,452       $ 8,268,966      $ 11,399,510     $ 11,464,050     $ 1,209,414
Net realized gain (loss) from investment
   transactions                                      1,000,973           226,680           319,530         (648,266)        (25,604)
Change in net unrealized appreciation
   (depreciation) of investments                     7,232,198        (3,456,913)        5,042,976       (4,699,152)      1,528,249
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          16,470,623         5,038,733        16,762,016        6,116,632       2,712,059
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                              (6,298,850)       (6,371,737)       (8,621,168)      (9,203,697)       (910,419)
   Preferred shareholders                           (1,952,915)       (2,058,248)       (2,592,880)      (2,750,729)       (177,887)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                      --                --                --               --              --
   Preferred shareholders                                   --                --                --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                    (8,251,765)       (8,429,985)      (11,214,048)     (11,954,426)     (1,088,306)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                         --                --                --               --      60,151,930
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                                       --           104,960           571,647          921,543             124
Net proceeds from sale of
   Preferred shares                                         --                --                --               --      30,547,750
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                          --           104,960           571,647          921,543      90,699,804
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                8,218,858        (3,286,292)        6,119,615       (4,916,251)     92,323,557
Net assets at the beginning of period              165,565,199       168,851,491       224,044,540      228,960,791         100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                   $173,784,057      $165,565,199      $230,164,155     $224,044,540     $92,423,832
===================================================================================================================================
Balance of undistributed net
   investment income at the end of period         $    213,121      $    227,429      $    270,766     $     85,304     $   121,108
===================================================================================================================================

                                 See accompanying notes to financial statements.


                            Statement of
                                    Changes in Net Assets (continued)

                                                                                                       TEXAS QUALITY INCOME (NTX)
                                                                                                   --------------------------------
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        7/31/01             7/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                              $ 10,923,284        $ 10,931,368
Net realized gain (loss) from investment
   transactions                                                                                       1,598,134          (1,016,933)
Change in net unrealized appreciation
    (depreciation) of investments                                                                     6,666,684          (5,912,218)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           19,188,102           4,002,217
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                                               (8,175,738)         (8,553,372)
   Preferred shareholders                                                                            (2,522,800)         (2,571,967)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                                                                       --            (875,163)
   Preferred shareholders                                                                                    --            (214,112)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                                                    (10,698,538)        (12,214,614)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                          --                  --
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                                                                                        --              65,432
Net proceeds from sale
   of Preferred shares                                                                                       --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                                                                           --              65,432
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                 8,489,564          (8,146,965)
Net assets at the beginning of period                                                               203,637,430         211,784,395
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                    $212,126,994        $203,637,430
===================================================================================================================================
Balance of undistributed net
   investment income at the end of period                                                          $    425,080        $    200,334
===================================================================================================================================

                                 See accompanying notes to financial statements.


                            Notes to
                                    Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state funds (the "Funds") covered in this report and their corresponding exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI) and Nuveen Texas Quality Income Municipal Fund (NTX). Arizona Premium Income (NAZ), Michigan Quality Income
(NUM), Michigan Premium Income (NMP), Ohio Quality Income (NUO) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Arizona Dividend Advantage (NFZ) and Ohio Dividend Advantage (NXI) are traded on the American Stock Exchange. Prior to the commencement of operations of Arizona Dividend Advantage (NFZ) and Ohio Dividend Advantage (NXI), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organization expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2001, Texas Quality Income (NTX) had outstanding when-issued purchase commitments of $2,443,251. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2001, have been designated Exempt Interest Dividends.

                            Notes to
                                    Financial Statements (continued)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                   ARIZONA      ARIZONA     MICHIGAN      MICHIGAN         OHIO         OHIO        TEXAS
                   PREMIUM     DIVIDEND      QUALITY       PREMIUM      QUALITY     DIVIDEND      QUALITY
                    INCOME    ADVANTAGE       INCOME        INCOME       INCOME    ADVANTAGE       INCOME
                     (NAZ)        (NFZ)        (NUM)         (NMP)        (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M             --           --           --           840          680           --          760
   Series T             --          480           --            --           --           --           --
   Series W             --           --           --            --           --        1,240           --
   Series Th         1,200           --        3,200         1,400        1,400           --        2,000
   Series Th2           --           --           --            --        1,000           --           --
   Series F             --           --          560            --           --           --           --
---------------------------------------------------------------------------------------------------------
Total                1,200          480        3,760         2,240        3,080        1,240        2,760
=========================================================================================================

Effective March 16, 2001, Arizona Dividend Advantage (NFZ) issued 480 Series T, $25,000 stated value Preferred shares.

Effective May 18, 2001, Ohio Dividend Advantage (NXI) issued 1,240 Series W, $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Arizona Dividend Advantage (NFZ) and Ohio Dividend Advantage (NXI). Arizona Dividend Advantage's (NFZ) and Ohio Dividend Advantage's (NXI) share of offering costs ($45,873 and $126,237, respectively) were recorded as a reduction of the proceeds from the sale of the common shares.

Costs incurred by Arizona Dividend Advantage (NFZ) and Ohio Dividend Advantage
(NXI) in connection with their offering of Preferred shares ($262,500 and $452,250, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                        ARIZONA PREMIUM          ARIZONA DIVIDEND           MICHIGAN QUALITY
                                         INCOME (NAZ)             ADVANTAGE (NFZ)             INCOME (NUM)
                                   ----------------------- --------------------------- ------------------------
                                                             FOR THE PERIOD 1/31/01
                                   YEAR ENDED   YEAR ENDED      (COMMENCEMENT OF        YEAR ENDED   YEAR ENDED
                                     7/31/01      7/31/00  OPERATIONS) THROUGH 7/31/01     7/31/01      7/31/00
---------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                             --           --              1,529,100               --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                     20,422       23,803                    284           21,344       24,984
---------------------------------------------------------------------------------------------------------------
                                       20,422       23,803              1,529,384           21,344       24,984
===============================================================================================================
Preferred shares sold                      --           --                    480               --           --
===============================================================================================================


                                      MICHIGAN PREMIUM           OHIO QUALITY             OHIO DIVIDEND
                                        INCOME (NMP)             INCOME (NUO)            ADVANTAGE (NXI)
                                   -----------------------  --------------------- ---------------------------
                                                                                   FOR THE PERIOD 3/28/01
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED YEAR ENDED     (COMMENCEMENT OF
                                      7/31/01      7/31/00     7/31/01    7/31/00 OPERATIONS) THROUGH 7/31/01
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                            --            --          --         --           4,207,900
   Shares issued to shareholders
     due to reinvestment of
     distributions                        --         7,104      34,578     57,710                   8
-------------------------------------------------------------------------------------------------------------
                                          --         7,104      34,578     57,710           4,207,908
=============================================================================================================
Preferred shares sold                     --            --          --         --               1,240
=============================================================================================================


                                                                                          TEXAS QUALITY
                                                                                           INCOME (NTX)
                                                                                     ------------------------
                                                                                     YEAR ENDED    YEAR ENDED
                                                                                       7/31/01        7/31/00
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                              --             --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                                          --          4,269
-------------------------------------------------------------------------------------------------------------
                                                                                            --          4,269
=============================================================================================================
Preferred shares sold                                                                       --             --
=============================================================================================================

Notes to
        Financial Statements (continued)


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid September 4, 2001, to shareholders of record on August 15, 2001, as follows:

                   ARIZONA      ARIZONA     MICHIGAN      MICHIGAN         OHIO         OHIO        TEXAS
                   PREMIUM     DIVIDEND      QUALITY       PREMIUM      QUALITY     DIVIDEND      QUALITY
                    INCOME    ADVANTAGE       INCOME        INCOME       INCOME    ADVANTAGE       INCOME
                     (NAZ)        (NFZ)        (NUM)         (NMP)        (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0710       $.0700       $.0735        $.0675       $.0750       $.0720       $.0725
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended July 31, 2001, were as follows:

                                                           ARIZONA      ARIZONA     MICHIGAN     MICHIGAN
                                                           PREMIUM     DIVIDEND      QUALITY      PREMIUM
                                                            INCOME    ADVANTAGE       INCOME       INCOME
                                                             (NAZ)       (NFZ)*        (NUM)        (NMP)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $16,778,727  $40,120,573  $53,674,663  $25,706,020
   Short-term municipal securities                       8,575,000    4,000,000    7,000,000    6,500,000
Sales and maturities:
   Long-term municipal securities                       18,151,694    6,624,233   53,127,683   25,672,107
   Short-term municipal securities                       8,575,000    4,000,000    9,000,000    6,500,000
=========================================================================================================

                                                                           OHIO         OHIO        TEXAS
                                                                        QUALITY     DIVIDEND      QUALITY
                                                                         INCOME    ADVANTAGE       INCOME
                                                                          (NUO)      (NXI)**        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $34,359,032  $92,681,491  $49,022,349
   Short-term municipal securities                                   11,500,000   48,065,000   11,099,875
Sales and maturities:
   Long-term municipal securities                                    37,768,107    2,870,295   53,128,423
   Short-term municipal securities                                   11,500,000   48,065,000   11,100,000
=========================================================================================================

*    For the period January 31, 2001 (commencement of operations) through July
     31, 2001.

**   For the period March 28, 2001 (commencement of operations) through July 31,
     2001.



At July 31, 2001, the cost of investments owned for federal income tax purposes were as follows:

                   ARIZONA      ARIZONA     MICHIGAN      MICHIGAN         OHIO         OHIO        TEXAS
                   PREMIUM     DIVIDEND      QUALITY       PREMIUM      QUALITY     DIVIDEND      QUALITY
                    INCOME    ADVANTAGE       INCOME        INCOME       INCOME    ADVANTAGE       INCOME
                     (NAZ)        (NFZ)        (NUM)         (NMP)        (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
               $90,127,126  $33,488,826 $252,925,159  $161,126,835 $213,028,533  $89,778,680 $201,628,677
=========================================================================================================

At July 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MICHIGAN         OHIO
                                                            PREMIUM      QUALITY
                                                             INCOME       INCOME
                                                              (NMP)        (NUO)
--------------------------------------------------------------------------------
Expiration year:
   2002                                                       $  --   $  780,558
   2003                                                          --       16,493
   2004                                                     729,467      622,243
   2005                                                          --           --
   2006                                                          --           --
   2007                                                          --           --
   2008                                                          --      279,929
   2009                                                          --       61,376
--------------------------------------------------------------------------------
Total                                                      $729,467   $1,760,599
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2001, were as follows:

                                                           ARIZONA      ARIZONA     MICHIGAN     MICHIGAN
                                                           PREMIUM     DIVIDEND      QUALITY      PREMIUM
                                                            INCOME    ADVANTAGE       INCOME       INCOME
                                                             (NAZ)        (NFZ)        (NUM)        (NMP)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 5,478,428     $442,457  $15,622,526  $10,987,109
   depreciation                                         (2,023,540)     (74,202)    (990,962)    (267,777)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $ 3,454,888     $368,255  $14,631,564  $10,719,332
=========================================================================================================

                                                                           OHIO         OHIO        TEXAS
                                                                        QUALITY     DIVIDEND      QUALITY
                                                                         INCOME    ADVANTAGE       INCOME
                                                                          (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $11,127,404   $1,559,956  $10,595,777
   depreciation                                                        (276,334)     (57,311)  (2,340,666)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,851,070   $1,502,645  $ 8,255,111
=========================================================================================================


                            Notes to
                                    Financial Statements (continued)


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Arizona Dividend Advantage's (NFZ) and Ohio Dividend Advantage's (NXI)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================

Under Arizona Dividend Advantage's (NFZ) and Ohio Dividend Advantage's (NXI) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Arizona Dividend Advantage (NFZ) in an amount equal to .30% of the average daily net assets for the period from the Fund's commencement of operations through January 31, 2006, .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio Dividend Advantage (NXI) in an amount equal to .30% of the average daily net assets for the period from the Fund's commencement of operations through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At July 31, 2001, net assets consisted of:

                                                           ARIZONA      ARIZONA     MICHIGAN     MICHIGAN
                                                           PREMIUM     DIVIDEND      QUALITY      PREMIUM
                                                            INCOME    ADVANTAGE       INCOME       INCOME
                                                             (NAZ)        (NFZ)        (NUM)        (NMP)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $30,000,000  $12,000,000 $ 94,000,000 $ 56,000,000
Common shares, $.01 par value per share                     43,901       15,364      115,353       76,956
Paid-in surplus                                         60,896,806   21,685,192  161,077,943  107,504,115
Balance of undistributed net investment income             228,590        3,628      116,948      213,121
Accumulated net realized gain (loss) from
   investment transactions                                 234,819      (64,221)     545,172     (729,467)
Net unrealized appreciation of investments               3,454,888      432,476   14,808,484   10,719,332
---------------------------------------------------------------------------------------------------------
Net assets                                             $94,859,004  $34,072,439 $270,663,900 $173,784,057
==========================================================================================================
Authorized shares:
   Common                                              200,000,000    Unlimited  200,000,000  200,000,000
   Preferred                                             1,000,000    Unlimited    1,000,000    1,000,000
==========================================================================================================


                                                                           OHIO         OHIO        TEXAS
                                                                        QUALITY     DIVIDEND      QUALITY
                                                                         INCOME    ADVANTAGE       INCOME
                                                                          (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 77,000,000  $31,000,000 $ 69,000,000
Common shares, $.01 par value per share                                  95,109       42,149       94,408
Paid-in surplus                                                     143,707,808   59,757,930  133,770,404
Balance of undistributed net investment income                          270,766      121,108      425,080
Accumulated net realized gain (loss) from
   investment transactions                                           (1,760,598)     (25,604)     581,991
Net unrealized appreciation of investments                           10,851,070    1,528,249    8,255,111
---------------------------------------------------------------------------------------------------------
Net assets                                                         $230,164,155  $92,423,832 $212,126,994
==========================================================================================================
Authorized shares:
   Common                                                           200,000,000    Unlimited    Unlimited
   Preferred                                                          1,000,000    Unlimited    Unlimited
==========================================================================================================

                Financial Highlights
Selected data for a Common share outstanding throughout each period:

                                  Investment Operations                                Less Distributions
                           --------------------------------------     -------------------------------------------------------------
                                                                             Net          Net
                                                 Net                  Investment   Investment       Capital      Capital
                                           Realized/                   Income to    Income to      Gains to     Gains to
             Beginning           Net      Unrealized                      Common    Preferred        Common    Preferred
             Net Asset    Investment      Investment                      Share-       Share-        Share-       Share-
                 Value        Income     Gain (Loss)        Total        holders     holders+       holders     holders+     Total
==================================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001            $14.25         $1.09           $ .50        $1.59          $(.83)       $(.23)        $(.01)         $--    $(1.07)
2000             14.90          1.06            (.61)         .45           (.85)        (.25)           --           --     (1.10)
1999             15.43          1.07            (.55)         .52           (.84)        (.21)           --           --     (1.05)
1998             15.34          1.05             .10         1.15           (.83)        (.23)           --           --     (1.06)
1997             14.51          1.06             .81         1.87           (.82)        (.22)           --           --     (1.04)

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)          14.33           .44             .23          .67           (.35)       (.08)            --           --      (.43)

MICHIGAN QUALITY
INCOME (NUM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001             14.54          1.16             .82         1.98           (.88)        (.29)         (.02)        (.01)    (1.20)
2000             15.20          1.19            (.53)         .66           (.92)        (.30)         (.08)        (.02)    (1.32)
1999             15.91          1.15            (.63)         .52           (.92)        (.21)         (.06)        (.02)    (1.21)
1998             15.95          1.17            (.01)        1.16           (.95)        (.24)         (.01)          --     (1.20)
1997             15.28          1.18             .72         1.90           (.95)        (.24)         (.03)        (.01)    (1.23)

MICHIGAN PREMIUM
INCOME (NMP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001             14.24          1.07            1.07         2.14           (.82)        (.25)           --           --     (1.07)
2000             14.68          1.07            (.41)         .66           (.83)        (.27)           --           --     (1.10)
1999             15.30          1.05            (.64)         .41           (.82)        (.21)           --           --     (1.03)
1998             15.14          1.04             .19         1.23           (.82)        (.25)           --           --     (1.07)
1997             14.16          1.05             .97         2.02           (.80)        (.24)           --           --     (1.04)
==================================================================================================================================


                                                              Total Returns
                                                          ----------------------
              Offering
             Costs and                                                         Based
             Preferred           Ending                        Based              on
                 Share              Net            Ending         on             Net
          Underwriting            Asset            Market     Market           Asset
             Discounts            Value             Value      Value**         Value**
====================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001               $--           $14.77          $16.3200      17.77 %         9.74%
2000                --            14.25           14.6250      (8.80)          1.61
1999                --            14.90           17.0000       8.67           1.92
1998                --            15.43           16.4375      12.18           6.14
1997                --            15.34           15.4375      17.81          11.74

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)           (.20)           14.37           15.6500       6.76           2.81

MICHIGAN QUALITY
INCOME (NUM)
Year Ended 7/31:
2001                --            15.32           15.4200      17.11          11.90
2000                --            14.54           14.0000      (9.92)          2.51
1999              (.02)           15.20           16.6875       2.18           1.62
1998                --            15.91           17.3125      10.27           5.97
1997                --            15.95           16.6250      14.02          11.19

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001                --            15.31           14.7100      17.81          13.61
2000                --            14.24           13.2500      (6.16)          2.95
1999                --            14.68           15.0625       5.95           1.23
1998                --            15.30           15.0000      13.74           6.62
1997                --            15.14           13.9375      14.95          12.97
====================================================================================



                                     Ratios/Supplemental Data
                ---------------------------------------------------------------------
                                           Before Credit/Reimbursement
                             --------------------------------------------------------
                                           Ratio of Net                Ratio of Net
                               Ratio of      Investment     Ratio of     Investment
                               Expenses       Income to     Expenses      Income to
                             to Average         Average   to Average        Average
                Ending       Net Assets      Net Assets        Total          Total
                   Net       Applicable      Applicable   Net Assets     Net Assets
                Assets        to Common       to Common    Including      Including
                  (000)          Shares++        Shares++  Preferred++    Preferred++
=====================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001          $ 94,859             1.28%           7.47%         .87%          5.07%
2000            92,287             1.26            7.58          .85           5.09
1999            94,775             1.29            6.88          .89           4.75
1998            96,546             1.28            6.85          .88           4.71
1997            95,731             1.29            7.18          .87           4.86

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)         34,072             1.43*           5.80*        1.00*          4.07*

MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001           270,664             1.30            7.79          .84           5.03
2000           261,429             1.29            8.29          .82           5.28
1999           268,591             1.19            7.28          .82           5.02
1998           261,259             1.19            7.35          .82           5.09
1997           260,247             1.21            7.64          .83           5.23

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001           173,784             1.24            7.24          .83           4.85
2000           165,565             1.29            7.73          .85           5.07
1999           168,851             1.29            6.82          .87           4.62
1998           173,451             1.29            6.87          .87           4.64
1997           172,275             1.29            7.27          .86           4.83
=====================================================================================


                                  Ratios/Supplemental Data
               -----------------------------------------------------------------
                                                                                    Municipal Auction Rate Cumulative
                             After Credit/Reimbursement***                          Preferred Stock at End of Period
               -----------------------------------------------------                ---------------------------------
                           Ratio of Net                 Ratio of Net
                 Ratio of    Investment        Ratio of   Investment
                 Expenses     Income to        Expenses    Income to
               to Average       Average      to Average      Average
               Net Assets    Net Assets           Total        Total                Aggregate   Liquidation
               Applicable    Applicable      Net Assets   Net Assets   Portfolio       Amount    and Market       Asset
                to Common     to Common       Including    Including    Turnover  Outstanding         Value     Coverage
                   Shares++      Shares++     Preferred++  Preferred++      Rate         (000)    Per Share    Per Share
========================================================================================================================
ARIZONA PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001                 1.27%         7.48%            .87%        5.08%         18%     $30,000       $25,000      $79,049
2000                 1.25          7.59             .84         5.10          33       30,000        25,000       76,906
1999                 1.29          6.88             .89         4.75           6       30,000        25,000       78,979
1998                 1.28          6.85             .88         4.71          17       30,000        25,000       80,455
1997                 1.29          7.18             .87         4.86          11       30,000        25,000       79,776

ARIZONA DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)               .95*         6.28*            .66*        4.40*         21       12,000        25,000       70,984

MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001                 1.29          7.80             .83         5.04          20       94,000        25,000       71,985
2000                 1.27          8.31             .81         5.29          25       94,000        25,000       69,529
1999                 1.19          7.28             .82         5.03          21       94,000        25,000       71,434
1998                 1.19          7.35             .82         5.09           8       80,000        25,000       81,644
1997                 1.21          7.64             .83         5.23          11       80,000        25,000       81,327

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001                 1.23          7.25             .82         4.86          15       56,000        25,000       77,582
2000                 1.28          7.74             .84         5.08          34       56,000        25,000       73,913
1999                 1.28          6.83             .87         4.63           9       56,000        25,000       75,380
1998                 1.29          6.87             .87         4.64           6       56,000        25,000       77,433
1997                 1.29          7.27             .86         4.83           4       56,000        25,000       76,908
========================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 31, 2001 (commencement of operations) through July
     31, 2001.

                                 See accompanying notes to financial statements.



Financial Highlights (continued)


                                    Investment Operations                                    Less Distributions
                           --------------------------------------     -------------------------------------------------------------
                                                                             Net          Net
                                                 Net                  Investment   Investment       Capital      Capital
                                           Realized/                   Income to    Income to      Gains to     Gains to
             Beginning           Net      Unrealized                      Common    Preferred        Common    Preferred
             Net Asset    Investment      Investment                      Share-       Share-        Share-       Share-
                 Value        Income     Gain (Loss)        Total        holders      holders+      holders      holders+    Total
==================================================================================================================================
OHIO QUALITY
INCOME (NUO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001            $15.52         $1.20           $ .56        $1.76          $(.91)       $(.27)          $--          $--    $(1.18)
2000             16.13          1.21            (.56)         .65           (.97)        (.29)           --           --     (1.26)
1999             16.65          1.21            (.51)         .70           (.98)        (.24)           --           --     (1.22)
1998             16.57          1.22             .09         1.31           (.97)        (.26)           --           --     (1.23)
1997             15.69          1.23             .88         2.11           (.96)        (.27)           --           --     (1.23)

OHIO DIVIDEND
ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)          14.33           .29             .35          .64           (.22)        (.04)           --           --      (.26)

TEXAS QUALITY
INCOME (NTX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001             14.26          1.16             .88         2.04           (.87)        (.27)           --           --     (1.14)
2000             15.13          1.16            (.74)         .42           (.91)        (.27)         (.09)        (.02)    (1.29)
1999             15.90          1.16            (.72)         .44           (.90)        (.22)         (.07)        (.02)    (1.21)
1998             15.86          1.17             .07         1.24           (.93)        (.27)           --           --     (1.20)
1997             15.06          1.19             .81         2.00           (.94)        (.26)           --           --     (1.20)
==================================================================================================================================



                                                                   Total Returns
                                                              ----------------------
              Offering
             Costs and                                                         Based
             Preferred           Ending                        Based              on
                 Share              Net            Ending         on             Net
          Underwriting            Asset            Market     Market           Asset
             Discounts            Value             Value      Value**         Value**
====================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001               $--           $16.10          $16.8000       6.86 %         9.85%
2000                --            15.52           16.6250      (1.80)          2.50
1999                --            16.13           18.0000       5.09           2.74
1998                --            16.65           18.0625      10.14           6.53
1997                --            16.57           17.3125      14.70          12.14

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)           (.14)           14.57           15.3500       3.77           3.21

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------
Year Ended 7/31:
2001                --            15.16           14.7300      21.16          12.74
2000                --            14.26           12.9375      (7.93)          1.15
1999                --            15.13           15.1875       2.97           1.21
1998                --            15.90           15.6875       6.45           6.27
1997                --            15.86           15.6250      11.76          11.93
====================================================================================



                                       Ratios/Supplemental Data
                ---------------------------------------------------------------------
                                           Before Credit/Reimbursement
                            ---------------------------------------------------------
                                           Ratio of Net                Ratio of Net
                               Ratio of      Investment     Ratio of     Investment
                               Expenses       Income to     Expenses      Income to
                             to Average         Average   to Average        Average
                Ending       Net Assets      Net Assets        Total          Total
                   Net       Applicable      Applicable   Net Assets     Net Assets
                Assets        to Common       to Common    Including      Including
                  (000)          Shares++        Shares++  Preferred++    Preferred++
=====================================================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001          $230,164             1.32%           7.58%         .87%          5.01%
2000           224,045             1.31            7.88          .85           5.15
1999           228,961             1.26            7.26          .84           4.87
1998           232,940             1.29            7.37          .86           4.92
1997           231,232             1.30            7.73          .85           5.08

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)         92,424             1.15*           5.58*         .87*          4.25*

TEXAS QUALITY
INCOME (NTX)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2001           212,127             1.21            7.87          .81           5.25
2000           203,637             1.27            8.18          .84           5.39
1999           211,784             1.23            7.31          .84           5.00
1998           218,669             1.22            7.40          .83           5.06
1997           217,999             1.22            7.81          .83           5.27
=====================================================================================



                                  Ratios/Supplemental Data
               -----------------------------------------------------------------
                                                                                    Municipal Auction Rate Cumulative
                             After Credit/Reimbursement***                          Preferred Stock at End of Period
               -----------------------------------------------------                ---------------------------------
                           Ratio of Net                 Ratio of Net
                 Ratio of    Investment        Ratio of   Investment
                 Expenses     Income to        Expenses    Income to
               to Average       Average      to Average      Average
               Net Assets    Net Assets           Total        Total                Aggregate   Liquidation
               Applicable    Applicable      Net Assets   Net Assets   Portfolio       Amount    and Market       Asset
                to Common     to Common       Including    Including    Turnover  Outstanding         Value     Coverage
                   Shares++      Shares++     Preferred++  Preferred++      Rate         (000)    Per Share    Per Share
========================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001                 1.30%         7.60%            .86%        5.02%         15%     $77,000       $25,000      $74,729
2000                 1.29          7.89             .84         5.16          11       77,000        25,000       72,742
1999                 1.25          7.27             .84         4.88           3       77,000        25,000       74,338
1998                 1.29          7.37             .86         4.92           9       77,000        25,000       75,630
1997                 1.30          7.73             .85         5.08          25       77,000        25,000       75,075

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)               .71*         6.02*            .54*        4.58*          4       31,000        25,000       74,535

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001                 1.19          7.88             .80         5.26          24       69,000        25,000       76,858
2000                 1.26          8.19             .83         5.40          32       69,000        25,000       73,782
1999                 1.23          7.32             .84         5.00          19       69,000        25,000       76,733
1998                 1.22          7.40             .83         5.06          17       69,000        25,000       79,228
1997                 1.22          7.81             .83         5.27          13       69,000        25,000       78,985
========================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period March 28, 2001 (commencement of operations) through July 31,
     2001.

                                 See accompanying notes to financial statements.

Report of
   Independent Auditors

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund and Nuveen Texas Quality Income Municipal Fund as of July 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2001, by correspondence with the custodian and brokers or other alternative procedures where broker confirmations were not available. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund and Nuveen Texas Quality Income Municipal Fund at July 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 18, 2001

Fund
   Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase &Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended July 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           for Generations


Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com
                                                                     FAN-1-07-01